UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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BLUE WORLD ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF BLUE WORLD ACQUISITION CORPORATION

244 Fifth Avenue, Suite B-88
New York, NY 10001

Dear Blue World Acquisition Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of Blue World Acquisition Corporation, a Cayman Islands exempted company (“BWAQ,” or the “Company”), which will be held on June 30, 2023, at 9:00 a.m., Eastern Time, at the offices of Robinson & Cole LLP located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The attached Notice of the Shareholder Meeting and proxy statement describe the business BWAQ will conduct at the Shareholder Meeting and provide information about BWAQ that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated June 14, 2023 and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until May 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto which provides that the Company has until July 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to April 2, 2024 (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.      Proposal No. 2 — Trust Amendment Proposal — To approve by way of a special resolution, the Investment Management Trust Agreement, dated January 31, 2022, further amended on May 2, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), to extend the liquidation date from May 2, 2023 to July 2, 2023, or, if further extended by up to nine one-month extensions (the “Monthly Extension”), up to April 2, 2024 (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”);

3.      Proposal No. 3 — D&O Indemnity Escrow Release Proposal — To approve by way of an ordinary resolution, the funds held in the escrow account (the “Escrow Account”) pursuant to the D&O Reserve Fund Escrow Agreement, dated January 31, 2022 (the “D&O Indemnity Escrow Agreement”), by and between the Company and Continental, be released on July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance (the “D&O Indemnity Escrow Release Proposal”); and

4.      Proposal No. 4 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn, the Shareholder Meeting to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company will have until July 2, 2023 to consummate an initial business combination, and, without another shareholder vote, may elect for the Monthly Extension for up to nine (9) times, up to April 2, 2024, by depositing the Monthly Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $60,000 for all remaining public shares and

(ii) $0.03 for each remaining public share in the Trust Account (each, a “Monthly Extension Fee”). If there is (i) no redemption of the public shares, the Monthly Extension Fee will be $60,000, (ii) a 50% redemption of the public shares, the Monthly Extension Fee will be $60,000, and (iii) an 80% redemption of the public shares, the Monthly Extension Fee will be approximately $39,524. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by July 2, 2023, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 2nd of each succeeding month until March 2, 2024.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The D&O Indemnity Escrow Release Proposal and Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination. The Company’s Charter currently provides that, the Company has until May 2, 2023 to consummate its initial business combination, provided however that if the Board anticipates that the Company may not be able to consummate its initial business combination before May 2, 2023, the Company may, by resolution of directors if requested by the sponsor of the Company, Blue World Holdings Limited (the “Sponsor”), extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (for a total of up to nine months to February 2, 2024), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. In the event that the Company does not consummate its initial business combination before May 2, 2023 or February 2, 2024 (subject in the latter case to valid nine one-month extensions having been made in each case), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the Company’s IPO prospectus (the “IPO Prospectus”) dated January 31, 2022 and the Charter provide that the Company may amend the timeline that the Company must complete its business combination (the “Prescribed Timeline”) by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment. On February 2, 2023, pursuant to the then existing charter, $920,000 was deposited into the Trust Account (the “February Extension Fee”) to extend the Prescribed Timeline for additional three months from February 2, 2023 to May 2, 2023 (the “February 2023 Extension”). On May 2, 2023, pursuant to the Charter, $194,324 was deposited into the Trust Account (the “May Extension Fee”) to extend the Prescribed Timeline for additional one month from May 2, 2023 to June 2, 2023. The Company issued an unsecure promissory note to the Sponsor to evidence each payment for the February Extension Fee and May Extension Fee, respectively (collectively, the “Extension Notes”). The Sponsor has the right, but not the obligation, to convert the Extension Notes, in whole or in part, respectively, into private units (the “Extension Units”) of the Company, each consisting of one Class A Ordinary Share, one-half of one warrant, and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of a business combination. The number of Extension Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00. An additional monthly extension fee of $194,324 (the “June Extension Fee”) is expected to deposited into the Trust Account by June 2, 2023 to extend the Prescribed Timeline from June 2, 2023 to July 2, 2023 which will be evidenced by another Extension Note. The Board currently believes that there will not be sufficient time before July 2, 2023 (or February 2, 2024, if extended, given the effect of the June Extension Fee) for the Company to complete its initial business combination. Given the costs of the Company to extend up to February 2, 2024 and the time that the Company may need to complete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, to extend the Prescribed Timeline in order to allow the Company to have more time and flexibility to complete a business combination. If the Charter Amendment Proposal is approved, the Company will have until July 2, 2023 to consummate its initial business combination, provided that, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (for a total up to nine months to April 2, 2024), subject to the Sponsor and/or its designees depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement.

Notwithstanding the foregoing, if (i) the Charter Amendment Proposal is not approved or implemented, (ii) the Sponsor and the Board decide not to seek another one-month extension pursuant to the current Charter, and (iii) a business combination is not completed on or before July 2, 2023, BWAQ will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The purpose of the D&O Indemnity Escrow Release Proposal is to allow the Company to be more cost-efficient and flexible in providing coverage for its officers and directors and maximizing the usage of cash prior to the completion of its initial business combination. On January 31, 2022, in connection with the Company’s IPO, the Company entered into the D&O Indemnity Escrow Agreement with Continental, acting as the escrow agent. The D&O Indemnity Escrow Agreement is to provide indemnification for, among the others, the Company’s officers and directors for any claims against them as well as certain claims against the Company for up to $1 million (after applicable retentions). Pursuant to the agreement, the Company has deposited $500,000 into the Escrow Account upon the closing of the IPO and $500,000 is payable one business day prior to the entry of a definitive agreement in connection with our initial business combination. The funds will be held in the Escrow Account until the earlier of (i) one year of the closing of our initial business combination; (ii) one year of our liquidation or windup in accordance with the Charter; and (iii) such date as may be approved by our shareholders in accordance with the Charter (such arrangement is referred as “D&O Indemnity Escrow”). As of the date hereof, the Company is searching for a target and has not entered into any definitive agreement in connection with a business combination. If the Company is going to enter into such definitive agreement, the Company needs to deposit $500,000 into the Escrow Account one business prior to the entry of such definitive agreement. The Company has obtained the written consent from each of the officers and directors with regard to the D&O Indemnity Escrow Release Proposal, provided that the Company purchases D&O insurance with reasonable coverage (the “Alternative D&O Insurance”). The Company has obtained the proposal of the Alternative D&O Insurance, and expect to purchase and effectuate the Alternative D&O Insurance on July 1, 2023, conditioned on that D&O Indemnity Escrow Release Proposal is approved by the shareholders at the Shareholder Meeting.

Given the term and cost incurred maintaining the Escrow Account, the Board has determined that it is in the best interests of the Company’s shareholders to approve the D&O Indemnity Escrow Release Proposal to release the funds held in the Escrow Account to the Company on July 2, 2023 or such a later date immediately following the purchase of the Alternative D&O Insurance, in order to allow the Company to use cash for other working capital purpose and have more flexibility to complete a business combination. If the D&O Indemnity Escrow Release Proposal is approved, the Company will purchase the Alternative D&O Insurance which is expected to become effective on July 1, 2023. Thereafter, the Company will instruct the escrow agent to release all the funds held in escrow and the D&O Indemnity Escrow Agreement will terminate upon the fully release of such funds accordingly.

Notwithstanding the foregoing, if the D&O Indemnity Escrow Release Proposal is not approved, the Company will need to deposit $500,000 into the Escrow Account one business day prior to the entry into a definitive agreement in connection with a business combination. As of March 31, 2023, the Company had cash outside the Trust Account of $4,720 available for working capital needs. All remaining cash is held in the Trust Account and is generally unavailable for the Company’s use, prior to an initial business combination, and is restricted for use either in a business combination or to redeem the Class A Ordinary Shares.

For further details about the reasons for the D&O Indemnity Escrow Release Proposal, see the section titled “Proposal No. 3 — The D&O Indemnity Escrow Release Proposal — Reasons for the D&O Indemnity Escrow Release Proposal” of this proxy statement.

BWAQ reserves the right to move to adjourn the Shareholder Meeting in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal. In that event, at the Shareholder Meeting, BWAQ will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal, the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal.

The Board has fixed the close of business on June 1, 2023 (the “Record Date”) as the record date for determining BWAQ’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

As described above, pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Charter Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Prescribed Timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal at the Shareholder Meeting, if the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDER ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SHAREHOLDER MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT

WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.58 per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) on Nasdaq on the Record Date was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.05 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). BWAQ cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Charter Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The current Trust Agreement provides that certain provisions thereunder “may only be amended with the approval of the holders of at least 50% of the Class A Ordinary Shares sold in the IPO, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.10 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter)”, though the proposed amendment to the Trust Agreement may not fall under these provisions and may be amended by a written consent by each of the parties hereto with the prior written consent of Maxim Group LLC (“Maxim”), the representative of the underwriters of the IPO. However, the Board deems it of the best interest of the Company that the approval of the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting, the same as required for approval of the Charter Amendment Proposal.

The approval of the D&O Indemnity Escrow Release Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal at the Shareholder Meeting or the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the initial business combination and the D&O Indemnity Escrow Release Proposal will allow the Company to be more cost-efficient and flexible in providing coverage for its officers and directors and maximizing the usage of cash prior to the completion of its initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal, Trust Amendment Proposal, D&O INDEMNITY ESCROW RELEASE PROPOSAL or the Adjournment Proposal (as the case may be) is approved by the requisite votes.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO BWAQ’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the Notice of Shareholder Meeting and accompanying proxy statement containing detailed information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, BWAQ urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of

Blue World Acquisition Corporation

/s/ Liang Shi
Liang Shi
Chairman of the Board of Directors

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BLUE WORLD ACQUISITION CORPORATION

244 Fifth Avenue, Suite B-88
New York, NY 10001

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF BLUE WORLD ACQUISITION CORPORATION

TO BE HELD ON JUNE 30, 2023

To the Shareholders of Blue World Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Blue World Acquisition Corporation, a Cayman Islands exempted company (“BWAQ,” or the “Company”), will be held on June 30, 2023, at 9:00 a.m., Eastern Time, at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until May 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto which provides that the Company has until July 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to April 2, 2024 (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.      Proposal No. 2 — Trust Amendment Proposal — To approve by way of a special resolution that the Investment Management Trust Agreement, dated January 31, 2022, further amended on May 2, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), to extend the liquidation date from May 2, 2023 to July 2, 2023, or, if further extended by up to nine one-month extensions (the “Monthly Extension”), up to April 2, 2024(the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”);

3.       Proposal No. 3 — D&O Indemnity Escrow Release Proposal — To approve by way of an ordinary resolution, the funds held in the escrow account (the “Escrow Account”) pursuant to the D&O Reserve Fund Escrow Agreement, dated January 31, 2022 (the “D&O Indemnity Escrow Agreement”), by and between the Company and Continental, be released on July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance (the “D&O Indemnity Escrow Release Proposal”); and

4.      Proposal No. 4 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company will have until July 2, 2023 to consummate an initial business combination, and, without another shareholder vote, may elect for the Monthly Extension for up to nine (9) times, up to April 2, 2024, by depositing the Monthly Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $60,000 for all remaining public shares and (ii) $0.03 for each remaining public share in the Trust Account (each, a “Monthly Extension Fee”). If there is (i) no redemption of the public shares, the Monthly Extension Fee will be $60,000, (ii) a 50% redemption of the public shares, the Monthly Extension Fee will be $60,000, and (iii) an 80% redemption of the public shares, the Monthly Extension Fee will be approximately $39,524. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by July 2, 2023, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 2th of each succeeding month until March 2, 2024.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination. The Company’s Charter currently provides that, the Company has until May 2, 2023 to consummate its initial business combination, provided however that if the Board anticipates that the Company may not be able to consummate its initial business combination before May 2, 2023, the Company may, by resolution of directors if requested by the sponsor of the Company, Blue World Holdings Limited (the “Sponsor”), extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (for a total of up to nine months to February 2, 2024), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. In the event that the Company does not consummate its initial business combination before May 2, 2023 or February 2, 2024 (subject in the latter case to valid nine one-month extensions having been made in each case), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the Charter provide that the Company may amend the timeline that the Company must complete its business combination (the “Prescribed Timeline”) by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment. On February 2, 2023, pursuant to the then existing charter, $920,000 was deposited into the Trust Account (the “February Extension Fee”) to extend the Prescribed Timeline for additional three months from February 2, 2023 to May 2, 2023 (the “February 2023 Extension”). On May 2, 2023, pursuant to the Charter, $194,324 was deposited into the Trust Account (the “May Extension Fee”) to extend the Prescribed Timeline for additional one month from May 2, 2023 to June 2, 2023. The Company issued an unsecure promissory note to the Sponsor to evidence each payment for the February Extension Fee and May Extension Fee, respectively (collectively, the “Extension Notes”). The Sponsor has the right, but not the obligation, to convert the Extension Notes, in whole or in part, respectively, into private units (the “Extension Units”) of the Company, each consisting of one Class A Ordinary Share, one-half of one warrant, and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of a business combination. The number of Extension Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00. An additional monthly extension fee of $194,324 (the “June Extension Fee”) is expected to be deposited into the Trust Account by June 2, 2023 to extend the Prescribed Timeline from June 2, 2023 to July 2, 2023 which will be evidenced by another Extension Note.

Given the costs for extensions beyond July 2, 2023 and the time the Company may need to compete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until July 2, 2023 to consummate its initial business combination, and the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (until April 2, 2024), by depositing the Monthly Extension Fee into the Trust Account.

The purpose of the D&O Indemnity Escrow Release Proposal is to allow the Company to be more cost-efficient and flexible in providing coverage for its officers and directors and maximizing the usage of cash prior to the completion of its initial business combination. On January 31, 2022, in connection with the Company’s IPO, the Company entered into the D&O Indemnity Escrow Agreement with Continental, acting as the escrow agent. The

D&O Indemnity Escrow Agreement is to provide indemnification for, among the others, the Company’s officers and directors for any claims against them and certain claim against the Company (after applicable retentions). Pursuant to the agreement, the Company has deposited $500,000 into the Escrow Account upon the closing of the IPO and $500,000 is payable one business day prior to the entry of a definitive agreement in connection with our initial business combination. The funds will be held in the Escrow Account until the earlier of (i) one year of the closing of our initial business combination; (ii) one year of our liquidation or windup in accordance with the Charter; and (iii) such date as may be approved by our shareholders in accordance with the Charter (such arrangement is referred as “D&O Indemnity Escrow”). As of the date hereof, the Company is searching for a target and has not entered into any definitive agreement in connection with a business combination. If the Company is going to enter into such definitive agreement, the Company needs to deposit $500,000 into the Escrow Account one business prior to the entry of such definitive agreement. As of the date hereof, the Company is searching for a target and has not entered into any definitive agreement in connection with a business combination. If the Company is going to enter into such definitive agreement, the Company needs to deposit $500,000 into the Escrow Account. The Company has obtained the written consent from each of the officers and directors with regard to the D&O Indemnity Escrow Release Proposal, provided that the Company purchases D&O insurance with reasonable coverage (the “Alternative D&O Insurance”). The Company has obtained the proposal of the Alternative D&O Insurance, and expect to purchase and effectuate the Alternative D&O Insurance on July 1, 2023, conditioned on that D&O Indemnity Escrow Release Proposal is approved by the shareholders at the Shareholder Meeting.

Given the term and cost incurred maintaining the Escrow Account, the Board has determined that it is in the best interests of the Company’s shareholders to approve the D&O Indemnity Escrow Release Proposal to release the funds held in the Escrow Account to the Company on July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance, in order to allow the Company to be in a better cash position to complete a business combination. If the D&O Indemnity Escrow Release Proposal is approved, the Company will purchase the Alternative D&O Insurance which is expected to become effective on July 1, 2023. Thereafter, the Company will instruct the escrow agent to release all the funds held in escrow and the D&O Indemnity Escrow Agreement will terminate upon the fully release of such funds accordingly.

The Board has fixed the close of business on June 1, 2023 (the “Record Date”) as the record date for determining BWAQ’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

As described above, pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Charter Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Prescribed Timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal and the Trust Amendment Proposal at the Shareholder Meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDER ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SHAREHOLDER MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.58 per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Class A Ordinary Shares of the Company on Nasdaq on the Record Date was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.05 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). BWAQ cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

The approval of the Charter Amendment Proposal is a condition to its implementation. In addition, BWAQ will not implement the Charter Amendment Proposal if BWAQ will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Amendment Redemption. BWAQ cannot predict the amount that will remain in the Trust Account following the Amendment Redemption if the Charter Amendment Proposal is approved and implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $69.80 million that was in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses).

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO BWAQ’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The current Trust Agreement provides that certain provisions thereunder “may only be amended with the approval of the holders of at least 50% of the Class A Ordinary Shares sold in the IPO, provided that all public shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.10 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter)”, though the proposed amendment to the Trust Agreement may not fall under these provisions and may be amended by a written consent by each of the parties hereto with the prior written consent of Maxim. However, the Board deems it of the best interest of the Company that the approval of the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting, the same as required for approval of the Charter Amendment Proposal.

The approval of the D&O Indemnity Escrow Release Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal at the Shareholder Meeting or (y) the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal.

Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 7,051,711 issued and outstanding Class A Ordinary Shares and 2,300,000 issued and outstanding Class B Ordinary Shares. Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal, Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes.

Enclosed is the proxy statement containing important information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, BWAQ urges you to read this material carefully and vote your shares.

This Notice of Shareholder Meeting and the accompanying proxy statement are dated June 14, 2023 and are first being mailed to shareholders on or about that date.

By Order of the Board of Directors of
Blue World Acquisition Corporation

/s/ Liang Shi
Liang Shi
Chairman of the Board of Directors

i

BLUE WORLD ACQUISITION CORPORATION

244 Fifth Avenue, Suite B-88
New York, NY 10001

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF BLUE WORLD ACQUISITION CORPORATION

TO BE HELD ON JUNE 30, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Blue World Acquisition Corporation with respect to, among other things, BWAQ’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect BWAQ’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. BWAQ does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        BWAQ’s ability to complete a business combination;

•        the market price and liquidity of the Class A Ordinary Shares; and

•        the per-share redemption price.

While forward-looking statements reflect BWAQ’s good faith beliefs, they are not guarantees of future performance. BWAQ disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause BWAQ’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in BWAQ’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2022 and in BWAQ’s annual report on Form 10-K as filed with the SEC on September 6, 2023, as further amended and filed with the SEC on April 7, 2023 and May 11, 2023, and in other reports filed by BWAQ with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to BWAQ (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to BWAQ shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on June 30, 2023, at 9:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:     Why am I receiving this proxy statement?

A:     This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the Shareholder Meeting, which will be held on June 30, 2023, at 9:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

BWAQ is a blank check company incorporated as a Cayman Islands exempted company on July 19, 2021. BWAQ was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Following the closing of the IPO and the full exercise of the underwriters’, over-allotment option on February 2, 2022, and the respective concurrent sales of private units to our Sponsor (the “Private Units”), an aggregate amount of $92,920,000 of gross proceeds was placed in the Trust Account.

On May 2, 2023, the Company held an extraordinary general meeting of the shareholders of the Company (the “May 2023 Meeting”), where the shareholders of the Company approved to amend the Company’s then existing amended and restated memorandum and articles of association to extend the date by which the Company must complete a business combination to May 2, 2023, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024 (the “May 2023 Extension”). In connection with the May 2023 Extension, the Company and Continental amended the Trust Agreement to extend the liquidation date to May 2, 2023, or up to February 2, 2024, if further extended, and amended the extension fee to be deposited into the Trust Account for each monthly extension as $0.0295 per remaining public share (the “Current Monthly Extension Fee”).

As a result of the May 2023 Extension, 2,612,769 class A ordinary shares of the Company (the “Class A Ordinary Shares”) were rendered for redemption, which represented approximately 28.40% of the total public shares at the time of the redemption, and approximately $27.41 million was released from the Trust Account to pay such redeeming shareholders. As a result of this redemption, as of the date hereof, there were 6,587,231 remaining public shares issued and outstanding and there is approximately $69.80 million remaining in the Trust Account as of the Record Date. As of the Record Date, there were 7,051,711 issued and outstanding Class A Ordinary Shares and 2,300,000 issued and outstanding Class B Ordinary Shares.

The current Charter and the Trust Agreement provide that the Company must complete its initial business combination by May 2, 2023, provided however that the Company might extend such deadline up to nine times, each by an additional one month (for a total of up to 9 months until February 2, 2024), by depositing

$194,324, representing $0.0295 per remaining public share for each one-month extension. On or about May 2, 2023, $194,324 was deposited into the Trust Account, as a result of which, the Company now must complete its initial business combination by July 2, 2023, or up to February 2, 2024 (by depositing additional Current Monthly Extension Fee into the Trust Account), as applicable. In the event that the Company does not consummate its initial business combination by July 2, 2023 (or up to February 2, 2024, if extended), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the Charter provide that the Company may amend the Original Termination Date by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

Given the costs for extensions beyond July 2, 2023 and the time the Company may need to compete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until July 2, 2023 to consummate its initial business combination, and the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (until April 2, 2024), by depositing the Monthly Extension Fee into the Trust Account.

On January 31, 2022, in connection with the Company’s IPO, the Company entered into the D&O Indemnity Escrow Agreement with Continental, acting as the escrow agent. The D&O Indemnity Escrow Agreement is to provide indemnification for, among the others, the Company’s officers and directors for any claims against them and certain claims against the Company (after applicable retentions). Pursuant to the agreement, the Company has deposited $500,000 into the Escrow Account upon the closing of the IPO and $500,000 is payable one business day prior to the entry of a definitive agreement in connection with our initial business combination. The funds will be held in the Escrow Account until the earlier of (i) one year of the closing of our initial business combination; (ii) one year of our liquidation or windup in accordance with the Charter; and (iii) such date as may be approved by our shareholders in accordance with the Charter (such arrangement is referred as “D&O Indemnity Escrow”). As of the date hereof, the Company is searching for a target and has not entered into any definitive agreement in connection with a business combination. If the Company is going to enter into such definitive agreement, the Company needs to deposit $500,000 into the Escrow Account one business prior to the entry of such definitive agreement. The Company has obtained the written consent from each of the officers and directors with regard to the D&O Indemnity Escrow Release Proposal, provided that the Company purchases D&O insurance with reasonable coverage (the “Alternative D&O Insurance”). The Company has obtained the proposal of the Alternative D&O Insurance, and expect to purchase and effectuate the Alternative D&O Insurance on July 1, 2023, on condition that D&O Indemnity Escrow Release Proposal is approved by the shareholders at the Shareholder Meeting.

Given the term and cost incurred maintaining the Escrow Account, the Board has determined that it is in the best interests of the Company’s shareholders to approve the D&O Indemnity Escrow Release Proposal to release the funds held in the Escrow Account to the Company on July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance, in order to allow the Company to use cash for other working capital purpose and have more flexibility to complete a business combination. If the D&O Indemnity Escrow Release Proposal is approved, the Company will purchase the Alternative D&O Insurance which is expected to become effective on July 1, 2023. Thereafter, the Company will instruct the escrow agent to release all the funds held in escrow and the D&O Indemnity Escrow Agreement will terminate upon the release of such funds accordingly.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on June 30, 2023, at 9:00 a.m., Eastern Time, at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person and you are also encouraged to attend the Shareholder Meeting virtually at your convenience.

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on the close of business on June 1, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a holder of record of Ordinary Shares, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     BWAQ shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until May 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto which provides that the Company has until July 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to April 2, 2024 (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.      Proposal No. 2 — Trust Amendment Proposal — To approved by way of a special resolution, the Investment Management Trust Agreement, dated January 31, 2022, further amended on May 2, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), to extend the liquidation date from May 2, 2023, or, if further extended by up to nine one-month extensions (the “Monthly Extension”), up to April 2, 2024 (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”);

3.      Proposal No. 3 — D&O Indemnity Escrow Release Proposal — To approve by way of an ordinary resolution, the funds held in the escrow account (the “Escrow Account”) pursuant to the D&O Reserve Fund Escrow Agreement, dated January 31, 2022 (the “D&O Indemnity Escrow Agreement”), by and between the Company and Continental, be released by July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance (the “D&O Indemnity Escrow Release Proposal”); and

4.      Proposal No. 4 — Adjournment Proposal — To approve by way of an ordinary resolution to the Shareholder Meeting to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The D&O Indemnity Escrow Release Proposal and Adjournment Proposal are not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal,” “Proposal No. 3 — The D&O Indemnity Escrow Release Proposal” and “Proposal No. 4 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal and the Adjournment Proposal are in the best interests of BWAQ and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of BWAQ and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and BWAQ’s Officers and Directors” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Are the proposals conditioned on one another?

A:     Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The D&O Indemnity Escrow Release Proposal and Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal, BWAQ may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. BWAQ also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal. In those events, at the Shareholder Meeting BWAQ will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal, the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal. If the Charter Amendment Proposal, the Trust Amendment Proposal, and the D&O Indemnity Escrow Release Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:     Why is BWAQ proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:     The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

The Charter currently provides that BWAQ has until May 2, 2023 to consummate its initial business combination, provided however that if the Board anticipates that the Company may not be able to consummate its initial business combination before May 2, 2023, the Company may, by resolution of directors if requested by the he Sponsor, extend the period of time to consummate its initial business combination up to nine times, each by an additional one (for a total of up to nine months to February 2, 2024). On February 2, 2023, pursuant to the Charter, the Company deposited $920,000 into the Trust Account (the “February Extension Fee”) to extend the Prescribed Timeline for additional three months from February 2, 2023 to May 2, 2023 (the “February 2023 Extension”). As a result of the May 2023 Meeting and the May 2023 Extension, on or about May 2, 2023, $194,324 was deposited into the Trust Account. An additional Current Monthly Extension

Fee of $194,324 (the “June Extension Fee”) is expected to deposited into the Trust Account by June 2, 2023 to extend the Prescribed Timeline from June 2, 2023 to July 2, 2023 (the “June 2023 Extension”) which will be evidenced by another Extension Note. As a result, the Company must complete its initial business combination by July 2, 2023, or up to February 2, 2024 (by depositing additional Current Monthly Extension Fee into the Trust Account), as applicable. If BWAQ does not complete an initial business combination by July 2, 2023, unless further extended, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of BWAQ’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to BWAQ’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by BWAQ in connection with either a closing of an initial business combination or BWAQ’s inability to effect an initial business combination by May 2, 2023 (or up to February 2, 2024, if extended by the deposit of $0.0295 per public share into the Trust Account for each monthly extension). If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by BWAQ in connection with either a closing of an initial business combination or BWAQ’s inability to effect an initial business combination by July 2, 2023 (or up to April 2, 2024, if extended by the deposit the Monthly Extension Fee into the Trust Account for each Monthly Extension).

In the event that the Company does not consummate its initial business combination by the Prescribed Timeline, such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

If (i) the Charter Amendment Proposal is not approved or implemented, (ii) the Sponsor and the Board decide not to seek another one-month extension pursuant to the currently effective Charter, and (iii) a business combination is not completed on or before the Prescribed Timeline, BWAQ will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of BWAQ’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to BWAQ’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Q:     Why is BWAQ proposing the D&O Indemnity Escrow Release Proposal?

A:     The purpose of the D&O Indemnity Escrow Release Proposal is to allow the Company to be more cost-efficient and flexible in providing reasonable coverage for its officers and directors and use cash for other working capital purposes. On January 31, 2022, in connection with the Company’s IPO, the Company entered into the D&O Indemnity Escrow Agreement with Continental, acting as the escrow agent. The D&O Indemnity Escrow Agreement is to provide indemnification for, among the others, the Company’s officers and directors for any claims against them and certain claims against the Company (after applicable retentions). Pursuant to the agreement, the Company has deposited $500,000 into the Escrow Account upon the closing of the IPO and $500,000 is payable one business day prior to the entry of a definitive agreement in connection with its initial business combination. The funds will be held in the Escrow Account until the earlier of (i) one year of the closing of our initial business combination; (ii) one year of our liquidation or windup in accordance with the Charter; and (iii) such date as may be approved by our shareholders in accordance with the Charter. As of the date hereof, the Company is searching for a target and has not entered into any definitive agreement in connection with a business combination. If the Company is going to enter into such definitive agreement, the Company needs to deposit $500,000 into the Escrow Account one business prior to the entry of such definitive agreement. The Company has obtained the written consent from each of the officers and directors with regard to the D&O Indemnity Escrow Release Proposal, provided that the Company purchases D&O insurance with reasonable coverage (the “Alternative D&O Insurance”). The Company has obtained the proposal of the Alternative D&O Insurance, and expect to purchase and effectuate the Alternative D&O Insurance on July 1, 2023, on condition that D&O Indemnity Escrow Release Proposal is approved by the shareholders at the Shareholder Meeting.

Given the term and cost incurred maintaining the Escrow Account and alternative methods to provide indemnifications for officers and directors, the Board has determined that it is in the best interests of the Company’s shareholders to approve the D&O Indemnity Escrow Release Proposal to release the funds held in the Escrow Account to the Company on July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance, in order to allow the Company to use the cash for other working capital purpose and have more flexibility to complete a business combination.

If the D&O Indemnity Escrow Release Proposal is approved, the Company will purchase the Alternative D&O Insurance which is expected to become effective on July 1, 2023. Thereafter, the Company will instruct the escrow agent to release all the funds held in escrow and the D&O Indemnity Escrow Agreement will terminate upon the fully release of such funds accordingly.

For further details about the reasons for the D&O Indemnity Escrow Release Proposal, see the section titled “Proposal No. 3 — The D&O Indemnity Escrow Release Proposal — Reasons for the D&O Indemnity Escrow Release Proposal” of this proxy statement.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the Sponsor, Maxim and the directors and executives of BWAQ (the “Initial Shareholders”), who own approximately 29.56% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so BWAQ does not expect there to be any broker non-votes at the Shareholder Meeting. If a quorum is not present within 15 minutes from the time appointed for the Shareholder Meeting to commence or if during the Shareholder Meeting a quorum ceases to be present, the Shareholder Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within 15 minutes from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Pursuant to the Trust Agreement, the Trust Amendment may be amended by a writing signed by each of the parties hereto with the prior written consent of Maxim. However, the Board deems it of the best interest of the Company that the approval of the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the D&O Indemnity Escrow Release Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Shareholder Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Q:     How will the Initial Shareholders vote?

A:     On the Record Date, the Initial Shareholders owned and were entitled to vote an aggregate of 2,764,480 Ordinary Shares, representing approximately 29.56% of BWAQ’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal and, if presented, the Adjournment Proposal.

Q:     Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:     The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination. Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us more time and flexibility to complete the initial business combination.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:     Why should I vote “FOR” the D&O Indemnity Escrow Release Proposal?

A:     If the D&O Indemnity Escrow Release Proposal is not approved, the Company will need to deposit $500,000 into the Escrow Account one business day prior to the entry into a definitive agreement in connection with a business combination. As of March 31, 2023, the Company had cash outside the Trust Account of

$4,720 available for working capital needs. All remaining cash is held in the Trust Account and is generally unavailable for our use, prior to an initial business combination, and is restricted for use either in a business combination or to redeem the Class A Ordinary Shares.

After careful consideration of all relevant factors, the Board believes that the D&O Indemnity Escrow Release Proposal could allow the Company to be more cost-efficient and flexible in providing reasonable coverage for its officers and directors and maximizing the usage of cash prior to the completion of its initial business combination.

For further details about the reasons for the D&O Indemnity Escrow Release Proposal, see the section titled “Proposal No. 3 — The D&O Indemnity Escrow Release Proposal — Reasons for the D&O Indemnity Escrow Release Proposal” of this proxy statement.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by BWAQ’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal.

The Company may also move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal, the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal?

A:     If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Charter Amendment Proposal, Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:     What happens if the Charter Amendment Proposal is not approved?

A:     If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, BWAQ may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by BWAQ’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

The Company currently has until July 2, 2023 to complete a business combination, or up to February 2, 2024 by depositing $194,324 for each one-month extension. If (i) the Charter Amendment Proposal is not approved or implemented, (ii) the Sponsor and the Board decide not to seek another one-month extension pursuant to the currently effective Charter, and (iii) a business combination is not completed on or before July 2, 2023, BWAQ will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of BWAQ’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to BWAQ’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:     If the Charter Amendment Proposal is approved, what happens next?

A:     If the Charter Amendment Proposal is approved, the Company will have until July 2, 2023 to consummate its initial business combination, and the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (for a total of nine months up to April 2, 2024), subject to the Sponsor depositing Monthly Extension Fee into the Trust Account in accordance with terms as set out in the Trust Agreement. However, pursuant to its Charter, BWAQ will not implement the Charter Amendment Proposal if BWAQ will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of BWAQ held by the Initial Shareholders and its affiliates.

Q:     Is the Company be subject to the Investment Company Act of 1940?

A:     The Company’s registration statement on Form S-1 in connection with its initial public offering (the “IPO”) (File No. 333-261585) was declared effective by the U.S. Securities and Exchange commission on January 31, 2022 and the Company completed its IPO on February 2, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets and is still searching for a target to complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to the circumstances in which special purpose acquisition companies (“SPACs”) such as the Company could be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor from one prong of the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act for a SPAC satisfying certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its IPO (an “IPO Registration Statement”). The SPAC also would need to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the Private Placement (as defined below) in connection with the IPO (including proceeds of the full exercise of over-allotment options and the Private Placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Class A Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. The Company is currently assessing the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account on January 31, 2024, the expiry of the 24-month anniversary of the effective date of the Company’s IPO Prospectus, and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. If the Company decides to effect such liquidation, the Company will issue a press release announcing such liquidation no later than January 29, 2024. If the Company liquidates the trust assets on January 31, 2024 and hold all funds in the Trust Account in cash only, following such liquidation, the Company will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its public stockholders would receive upon any redemption or liquidation of the Company.

Q:     If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:     Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under BWAQ’s Charter, BWAQ is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal and BWAQ will not implement the Charter Amendment Proposal if BWAQ will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:     How are votes counted?

A:     Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Class A Ordinary Share and Class B Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Q:     If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, BWAQ does not expect there to be any broker non-votes at the Shareholder Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal?

A:     Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal are in the best interests of BWAQ and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal.

Q:     What interests do BWAQ’s directors and officer have in the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal?

A:     Aside from their interests as shareholders, the Initial Shareholders have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Initial Shareholders,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:     No. There are no appraisal rights available to BWAQ’s shareholders in connection with the Charter Amendment Proposal.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a Public Shareholder and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(a)     hold Class A Ordinary Shares;

(b)    submit a written request to Continental, the Transfer Agent in which you request that BWAQ redeem all or a portion of your Class A Ordinary Shares for cash; and

(c)     tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $10.58 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Class A Ordinary Shares in the Amendment Redemption will be distributed promptly after the Shareholder Meeting.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time (the “Amendment Redemption Withdrawal Deadline”). If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that BWAQ instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, BWAQ will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if BWAQ is not able to complete an initial business combination by July 2, 2023 ( or up to April 2, 2024 if extended), BWAQ will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after July 2, 2023 ( or up to April 2, 2024 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of July 2, 2023 ( or up to April 2, 2024 if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on July 2, 2023 (or up to April 2, 2024 if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     BWAQ will pay the cost of soliciting proxies for the Shareholder Meeting. BWAQ has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. BWAQ will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of BWAQ may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about BWAQ from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
E-mail: proxy@continentalstock.com

BACKGROUND

We are a blank check exempted company incorporated in the Cayman Islands on July 19, 2021 with limited liability (meaning our public shareholders have no liability, as shareholders of the Company, for the liabilities of the Company over and above the amount paid for their shares) to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates. We have relied upon the working capital available to us following the consummation of the IPO and the Private Placement (as defined below) to fund our operations, as well as the funds loaned by the Sponsor, our officers, directors or their affiliates.

On February 2, 2022, we consummated the IPO of 9,200,000 units (the “Units”), which included 1,200,000 Units issued upon the full exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A Ordinary Share, one-half of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of our initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $92,000,000. On February 2, 2022, simultaneously with the consummation of the IPO, we completed the private sale (the “Private Placement”) of 424,480 units (the “Private Units”) including 378,480 Private Units to the Sponsor, and 46,000 Private Units to Maxim, respectively, at a purchase price of $10.00 per Private Unit, generating gross proceeds to us of $4,244,800.

The proceeds of $ 92,920,000 in the aggregate from the IPO and the Private Placement, were placed in the Trust Account.

On March 11, 2022, we announced that holders of our Units may elect to separately trade the Class A Ordinary Shares, Warrants, and Rights included in its Units, commencing on or about March 16, 2022.

Class A Ordinary Shares, Warrants, and Rights are traded on the Nasdaq Global Market (“Nasdaq”) under the symbols “BWAQ,” “BWAQW,” and “BWAQR,” respectively. Units not separated are traded on Nasdaq under the symbol “BWAQU”.

As of the date of this report, we have not entered into any definitive agreements, for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

The Company initially had until February 2, 2023 to complete an initial business combination. However, if the Company anticipated that it may not be able to consummate a Business Combination by February 2, 2023, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination three times by an additional three months each time (for a total of up to November 2, 2023 to complete a business combination). On February 2, 2023, $920,000 was deposited into the Trust Account to extend the Prescribed Timeline for additional three months from February 2, 2023 to May 2, 2023, which is evidenced by the Extension Note (as defined below) in the principal amount of $920,000 issued to the Sponsor.

On May 2, 2023, the Company held the May 2023 Meeting, where the shareholders of the Company approved the May 2023 Extension to amend the Company’s then existing amended and restated memorandum and articles of association to extend the date by which the Company must complete a business combination to May 2, 2023, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024. In connection with the May 2023 Extension, the Company and Continental amended the Trust Agreement to extend the liquidation date to May 2, 2023, or up to February 2, 2024, if further extended, and amended the extension fee to be deposited into the Trust Account for each monthly extension as $0.0295 per remaining public share (the “Current Monthly Extension Fee”). On or about May 2, 2023, $194,324 of the Current Monthly Extension Fee was deposited into the Trust Account. The Company issued an unsecure promissory note to the Sponsor to evidence each payment for the February Extension Fee and May Extension Fee, respectively (collectively, the “Extension Notes”). The Sponsor has the right, but not the obligation, to convert the Extension Notes into the private units of the Company, to convert the Extension Notes, in whole or in part, respectively, into private units (the “Extension Units”) of the Company, each consisting of one Class A Ordinary Share, one-half of one warrant, and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of a business combination. The number of Extension Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00. An additional Current Monthly Extension Fee of $194,324 (the “June Extension Fee”) is expected to deposited into the Trust Account by June 2, 2023 to extend the Prescribed Timeline from June 2, 2023 to July 2, 2023 which will be evidenced by another Extension Note. As a result, the Company must complete its initial business combination by July 2, 2023, or up to February 2, 2024 (by depositing additional Current Monthly Extension Fee into the Trust Account), as applicable.

As a result of the May 2023 Extension, 2,612,769 Class A Ordinary Shares were rendered for redemption, which represented approximately 28.40% of the total public shares at the time of the redemption, and approximately $27.41 million was released from the Trust Account to pay such redeeming shareholders. As a result of this redemption, as of the date hereof, there were 6,587,231 remaining public shares issued and outstanding and there is approximately $69.80 million remaining in the Trust Account as of the Record Date. As of the Record Date, there were 7,051,711 issued and outstanding Class A Ordinary Shares and 2,300,000 issued and outstanding Class B Ordinary Shares.

Our management has broad discretion with respect to the specific application of the net proceeds of IPO and the Private Placements, although substantially all of the net proceeds are intended to be applied generally towards consummating a Business Combination.

Permission Required from the PRC Authorities for a Business Combination and Relevant PRC Regulations

Our efforts to identify a prospective target business will primarily in the marine leisure, cruise, marine infrastructure and engineering, general hospitality, travel and tourism, marine services, logistics and supply chain, offshore energy solutions and related industry segments. We are not limited to a particular region for purposes of consummating an initial business combination, however, we may focus on targets that, regardless of geographic location of operations or corporate offices, have viable synergies with the Asia Pacific and the U.S. markets for the above industry segments, either physically or virtually. Though our sponsor, Blue World Holdings Limited, is a Hong Kong company, a majority of our management are located outside of China (including Hong Kong and Macau), and we will not undertake our initial business combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau).

Even though a majority of our management are located outside China, our Sponsor and some of our officers and directors have signature ties to China. Specifically, our Sponsor is a Hong Kong company located in Hong Kong. Our Chief Executive Officer, Mr. Liang Shi, and our Chief Financial Officer, Mr. Tianyong Yan, who are both directors, are located in China. Mr. Zhenyu Li, one of our independent directors, though located outside China, is a Chinese citizen. Except as mentioned above, the other officer and two directors are all non-Chinese citizens located outside China. As a result, because of such significant ties to China, it may make us a less attractive partner to a non-China-based target company, which may therefore limit the pool of acquisition candidates available to us.

We may also be subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations. Recently, the PRC government recently initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. However, since these statements and regulatory actions are new or have not been officially implemented, it is uncertain how soon Chinese legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to complete a business combination within a prescribed time period, and post-combination entity’s ability to conduct its business or list on an U.S. exchange or other foreign exchange.

Although we are not a PRC operating entity, we cannot assure you that our conclusion will not be revoked by the Chinese government or there is any change in the PRC laws, regulations or rules in the future would lead different outcome, due to the ties our management and sponsor have with China. The Chinese government may intervene or influence the operations of the PRC operating entities at any time and may exert more control over offerings conducted overseas, which could result in a material change in our operations and/or the value of our securities. In addition, any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. Changes in China’s economic, political or social conditions, as well as possible interventions and influences of any government policies and actions; as well as uncertainties with respect to the PRC legal system could have a material adverse effect on our operation and the value of our securities. For instance, (i) as the date of this proxy statement, we are not required to obtain any permission from China authorities nor received any objection or restriction from Chinese authorities to list our securities in U.S. exchanges, however, we cannot guarantee that PRC authorities may initiate any change in its law, rules or regulations, or governmental policies that would require permission or scrutiny from relevant PRC authorities for our listing; or any law, regulation, rules and policies will become effective and enforceable while are listing on Nasdaq and seeking a target for the initial Business Combination that could substantially affect our operation and the value of our securities may depreciate quickly even become worthless; and (ii) prior to the consummation of our initial Business Combination, our operation involves searching and identifying suitable targets, conducting due diligence on targets, negotiating and consummating our initial Business Combination. Though we will not undertake our initial business combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau), we are subject to risks and uncertainties about future actions of the PRC government or law enforcement to refrain our activities or operation due to the significant ties to China of our Sponsor, officers and directors, which would likely result in a material change in our operations, significantly limit or hinder our ability to continue to offer our securities, and cause the value of our securities may depreciate significantly or become worthless.

We are a blank check company incorporated in Cayman Islands with no operations or subsidiaries in China. Currently our company does not own or control any equity interest in any PRC company or operate any business in China. The China Securities Regulatory Commission (the “CSRC”) has not issued any definitive rule or interpretation concerning whether listing of our securities are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), and we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our listing on Nasdaq and seeking a target for the initial Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity and we will not undertake our initial business combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau), we do not believe that we are or the post-combination entity will be a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”). As of the date hereof, we have not received any inquiry, notice, warning, sanction or any regulatory objection to our listing from any relevant PRC authorities.

Further, we do not consider ourselves a China-based issuer, in particular, as specified in the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies, or the Trial Measures, and five supporting guidelines promulgated by the CSRC on February 17, 2023, which became effective on March 31, 2023. According to the Trial Administration Measures, an issuer is a “domestic [Chinese] company” if the issuer meets both of the following conditions and thus, subject to the requirements for domestic [Chinese] companies seeking to offer or list securities overseas, both directly and indirectly, thereunder: (i) any of the total assets, net assets, revenues or profits of the domestic operating entities of the issuer in the most recent accounting year accounts for more than 50% of the corresponding figure in the issuer’s audited consolidated financial statements for the same period; and (ii) its major operational activities are carried out in China or its main places of business are located in China, or the senior managers in charge of operation and management of the issuer are mostly Chinese citizens or are domiciled in China. We are a blank check company incorporated in Cayman Islands with no operation of our own except searching for a non-China-based target for our initial Business Combination. Furthermore, we do not own or control any equity interest in any PRC company or operate any business in China, and during the fiscal year ended June 30, 2022, we do not have 50% or more of our total assets, net assets, revenues or profits located or generated in China.

As of the date of this report, no transfers, dividends, or distributions have been made by us. We have not adopted or maintained any other cash management policies and procedures and need to comply with applicable law or regulations with respect to transfer of funds, dividends and distributions, if any. Given that we are not a China-based issuer or expect to be a China-based issuer upon the consummation of our initial Business Combination, we are not subject to or will become subject to the foreign exchange control rules of the PRC.

However, applicable laws, regulations, or interpretations of PRC may change, and the relevant PRC government agencies could reach a different conclusion. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. These authorities may take actions that could have a material adverse effect upon our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities. In addition, any changes in PRC law, regulations, or interpretations may severely affect our operations. Further, if we are required by the Trial Measures to file with the CSRC, we cannot assure you that we will be able to complete such filings in a timely manner, or even at all. The CSRC or other Chinese regulatory agencies may also take actions requiring us, or making it advisable for us, be subject to other severe consequences, which would materially affect the interest of the investors. To that extent, we may not be able to conduct the process of searching for a potential target company. Any failure of us to fully comply with new regulatory requirements may significantly limit or completely hinder our ability to continue to offer the securities, causing significant disruption to our business operations, severely damage our reputation, materially and adversely affect our financial condition and results of operations and cause the securities to significantly decline in value or become worthless.

Enforceability of Civil Liability

Our Chief Executive Officer and one Chief Financial Officer, who are both directors, are located in China. Our Chief Operating Officer and one director are located in Singapore We have one director located in the United States and another one director located in Canada. Our Sponsor is a company incorporated in Hong Kong. Further, there is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the business combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

There is also substantial doubt as to the enforceability in Canada against him in original actions or in actions for enforcement of judgments of U.S. courts, of liabilities based solely upon the civil liability provisions of the U.S. federal securities laws. Additionally, a judgment of a U.S. court predicated solely upon civil liability under such laws would probably be enforceable in Canada if the United States court in which the judgment was obtained has a basis for jurisdiction in the matter that was recognized by a Canadian court for such purposes; however, there is substantial doubt whether an original action could be brought successfully in Canada predicated solely upon such civil liabilities.

In addition, it is possible that the courts in Singapore may not (i) recognize and enforce judgments of courts in the United States, based upon the civil liability provisions of the securities laws of the United States or any state or territory of the United States (ii) enter judgments in original actions brought in the Singapore courts based solely on the civil liability provisions of these securities laws. An in personam final and conclusive judgment in the federal or state courts of the United States under which a fixed or ascertainable sum of money is payable may generally be enforced as a debt in the Singapore courts under the common law as long as it is established that the Singapore courts have jurisdiction over the judgment debtor. Additionally, the court where the judgment was obtained must have had international jurisdiction over the party sought to be bound in the local proceedings. However, the

Singapore courts are unlikely to enforce a foreign judgment if (a) the foreign judgment is inconsistent with a prior local judgment that is binding on the same parties; (b) the enforcement of the foreign judgment would contravene the public policy of Singapore; (c) the proceedings in which the foreign judgment was obtained were contrary to principles of natural justice; (d) the foreign judgment was obtained by fraud or (e) the enforcement of the foreign judgment amounts to the direct or indirect enforcement of a foreign penal, revenue or other public law.

In particular, the Singapore courts may potentially not allow the enforcement of any foreign judgment for a sum payable in respect of taxes, fines, penalties or other similar charges, including the judgments of courts in the United States based upon the civil liability provisions of the securities laws of the United States or any state or territory of the United States. In respect of civil liability provisions of the United States federal and state securities law which permit punitive damages against us and our directors or executive officers, we are unaware of any decision by the Singapore courts which has considered the specific issue of whether a judgment of a United States court based on such civil liability provisions of the securities laws of the United States or any state or territory of the United States is enforceable in Singapore.

Recent PCAOB Developments

We are a blank check company incorporated in Cayman Islands with our office located in the United States. We have no operations or subsidiaries in China and will not undertake our initial business combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau). Our auditor, Marcum Asia CPAs LLP (formerly Marcum Bernstein & Pinchuk LLP) (“Marcum Asia”), headquartered in New York City, is an independent registered public accounting firm registered with the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States pursuant to which PCAOB conducts regular inspections to assess Marcum Asia’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in any report as a firm subject to the PCAOB’s determination.

We are not allowed to pursue a business combination with a China-based target, however, we may be subject to Holding Foreign Companies Accountable Act, as amended by the Consolidated Appropriations Act, 2023 (the “HFCAA”) and related regulations if we pursue an opportunity with a foreign company. For instance, the HFCAA would restrict our ability to consummate a business combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for three consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China.

We may not be able to consummate a business combination with a favored target business due to these laws. Furthermore, on June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years.

The documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for three consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. An identified issuer will be required to comply with these rules if the SEC identifies it as having a “non-inspection” year under a process to be subsequently established by the SEC.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the HFCAA. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a business combination with certain China-based businesses.

Potential Application of Investment Company Act

The Company’s registration statement on Form S-1 in connection with its IPO (File No. 333-261585) was declared effective by the U.S. Securities and Exchange commission on January 31, 2022 and the Company completed its IPO on February 2, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets and is still searching for a target to complete a business combination.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which special purpose acquisition companies such as the Company could be subject to the Investment Company Act, and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor from one prong of the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act for a SPAC satisfying certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s IPO Registration Statement. The SPAC also would need to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the Private Placement (as defined below) in connection with the IPO (including proceeds of the full exercise of over-allotment options and the Private Placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Class A Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. The

Company is currently assessing the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account on January 31, 2024, the expiry of the 24-month anniversary of the effective date of the Company’s IPO Prospectus, and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. If the Company decides to effect such liquidation, the Company will issue a press release announcing such liquidation no later than January 29, 2024. If the Company liquidates the trust assets on January 31, 2024 and hold all funds in the Trust Account in cash only, following such liquidation, the Company will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its public shareholders would receive upon any redemption or liquidation of the Company.

U.S. Foreign Investment Regulations

Our Sponsor, Blue World Holdings Limited, is a Hong Kong private company limited by shares and is governed by a board of managers consisting of five members, all of which are non-U.S. persons. As of the date hereto, the Sponsor currently owns approximately 22.22% of our issued and outstanding shares. Controlling or non-controlling investments in U.S. businesses that produce, design, test, manufacture, fabricate or develop one or more critical technologies in one of 27 identified industries — including aviation, defense, semiconductors, telecommunications and biotechnology — are subject to a mandatory filing with the Committee on Foreign Investment in the U.S. (“CFIUS”). In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial Business Combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.10 per share initially, and our Warrants and Rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Extraordinary General Meeting of Shareholders

This proxy statement is being provided to BWAQ shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of BWAQ shareholders to be held on June 30, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about June 14, 2023 to all shareholders of record of BWAQ as of the close of business on June 1, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on June 30, 2023, at 9:00 a.m., Eastern Time, at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned

A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, BWAQ shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution that, the Charter, which currently provides that the Company has May 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto which provides that the Company has until July 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to April 2, 2024 (the “Extended Termination Date”);

2.      Proposal No. 2 — Trust Amendment Proposal — To approve by way of a special resolution that the Trust Agreement to extend the liquidation date from May 2, 2023 to July 2, 2023, or, if further extended by up to nine Monthly Extension, up to April 2, 2024;

3.      Proposal No. 3 — D&O Indemnity Escrow Release Proposal — To approve by way of an ordinary resolution, the funds held in the Escrow Account pursuant to the D&O Indemnity Escrow Agreement, be released by July 1, 2023 or such later date prior to the Company’s initial business combination; and

4.      Proposal No. 4 — Adjournment Proposal — To approve by way of an ordinary resolutions to adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The D&O Indemnity Escrow Release Proposal and the Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal, the Trust Amendment Proposal and the D&O Indemnity Escrow Release Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a shareholder of BWAQ, you have a right to vote on certain matters affecting BWAQ. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on June 1, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Class A Ordinary Share and Class B Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,051,711 issued and outstanding Class A Ordinary Shares held by the Public Shareholders and 2,300,000 Class B Ordinary Shares held by the Initial Shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 29.56% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will not count as votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal, Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal or the Adjournment Proposal.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The current Trust Agreement provides that certain provisions thereunder “ may only be amended with the approval of the holders of at least 50% of the Class A Ordinary Shares sold in the IPO, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.10 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter)”, though the proposed amendment to the Trust Agreement may not fall under these provisions and may be amended by a written consent by each of the parties hereto with the prior written consent of Maxim. However, the Board deems it of the best interest of the Company that the approval of the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting, the same as required for approval of the Charter Amendment Proposal

The approval of the D&O Indemnity Escrow Release Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Shareholder Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Shareholder Meeting. If any additional matters are properly presented at the Shareholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a BWAQ shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, BWAQ’s Public Shareholders may demand that BWAQ redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $10.58 per share as of June 1, 2023, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, BWAQ will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption. However, BWAQ will not implement the Charter Amendment Proposal if BWAQ will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, the Transfer Agent, in which you request that BWAQ redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)   tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of BWAQ that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on June 28, 2023. If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that BWAQ instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, BWAQ will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. BWAQ cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if BWAQ is not able to complete an initial business combination by July 2, 2023 ( or up to April 2, 2024 if extended), BWAQ will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after July 2, 2023 ( or up to April 2, 2024 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of July 2, 2023 ( or up to April 2, 2024 if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on July 2, 2023 ( or up to April 2, 2024 if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to BWAQ’s shareholders in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal.

Proxy Solicitation Costs

BWAQ is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. BWAQ has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. BWAQ and its directors, officer and employees may also solicit proxies in person. BWAQ will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

BWAQ will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. BWAQ will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to BWAQ shareholders. Directors, officer and employees of BWAQ who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

BWAQ is proposing to amend its Charter to extend the date by which BWAQ has to consummate a business combination to July 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to April 2, 2024.

On the Record Date, the redemption price per share was approximately $10.58 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $69.80 million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.05 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). BWAQ cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

BWAQ is a blank check company incorporated as a Cayman Islands exempted company on July 19, 2021. BWAQ was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in February 2022, and consistent with BWAQ’s business purpose, the Board and BWAQ’s management commenced an active search for potential business combination targets, leveraging BWAQ’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, BWAQ has not entered into an agreement to effectuate a business combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) BWAQ’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) BWAQ’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

The current Charter and the Trust Agreement provide that the Company must complete its initial business combination by May 2, 2023, provided however that the Company might extend such deadline up to nine times, each by an additional one month (for a total of up to 9 months until February 2, 2024), by depositing $194,324, representing $0.0295 per remaining public share for each one-month extension. On or about May 2, 2023, $194,324 was deposited into the Trust Account, as a result of which, the Company now must complete its initial business combination by July 2, 2023, or up to February 2, 2024 (by depositing additional Current Monthly Extension Fee into the Trust Account for each monthly extension), as applicable. In the event that the Company does not consummate its initial business combination by July 2, 2023 (or up to February 2, 2024, if extended), such failure shall trigger an Automatic Redemption Event and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the Charter provide that the Company may amend the Original Termination Date by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

Given the costs for extensions beyond July 2, 2023 and the time the Company may need to compete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until July 2, 2023 to consummate its initial business combination, and the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (until April 2, 2024), by depositing the Monthly Extension Fee into the Trust Account.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of BWAQ and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, BWAQ may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by BWAQ’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

On February 2, 2023, pursuant to the currently effective Charter the Company deposited $920,000 into the Trust Account to extend the deadline to complete a business combination for additional three months from February 2, 2023 to May 2, 2023. As a result of the May 2023 Meeting and the May 2023 Extension, on or about May 2, 2023, $194,324 was deposited into the Trust Account. An additional Current Monthly Extension Fee of $194,324 (the “June Extension Fee”) is expected to deposited into the Trust Account by June 2, 2023 to extend the Prescribed Timeline from June 2, 2023 to July 2, 2023 (the “June 2023 Extension”) which will be evidenced by another Extension Note. As a result, the Company must complete its initial business combination by July 2, 2023, or up to February 2, 2024 (by depositing additional Current Monthly Extension Fee into the Trust Account), as applicable. Accordingly, given effect to the February 2023 Extension, the May 2023 Extension and the June 2023 Extension, if (i) the Charter Amendment Proposal is not approved or implemented, (ii) the Sponsor and the Board decide not to seek another three-month extension pursuant to the currently effective Charter, and (iii) a business combination is not completed on or before July 2, 2023, BWAQ will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of BWAQ’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to BWAQ’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, the Company will have until July 2, 2023 to consummate its initial business combination, and the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to nine times, each by an additional one month (up to a total of nine months to April 2, 2024), subject to the Sponsor and/or its designee depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. However, pursuant to its Charter, BWAQ will not implement the Charter Amendment Proposal if BWAQ will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

Pursuant to the Charter, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $10.58 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $69.80 million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.05 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). BWAQ cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if BWAQ is not able to complete an initial business combination by July 2, 2023 ( or up to April 2, 2024 if extended), BWAQ will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after July 2, 2023 ( or up to April 2, 2024 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of July 2, 2023 ( or up to April 2, 2024 if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business as of July 2, 2023 (or up to April 2, 2024 if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of the Initial Shareholders and its affiliates.

To effectuate each Monthly Extension, the Company will deposit the Monthly Extension Fee in the amount of the lesser of (i) $60,000 for all remaining public shares and (ii) $0.03 for each remaining public share in the Trust Account. If there is (i) no redemption of the public shares, the Monthly Extension Fee will be $60,000, (ii) a 50% redemption of the public shares, the Monthly Extension Fee will be $60,000, and (iii) an 80% redemption of the public shares, the Monthly Extension Fee will be approximately $39,524. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by July 2, 2023, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 2nd of each succeeding month until March 2, 2024.

Interests of the Initial Shareholders

When you consider the recommendation of the Board, BWAQ shareholders should be aware that aside from their interests as shareholders, the Initial Shareholders have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to BWAQ shareholders that they approve the Charter Amendment Proposal. BWAQ shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

•        Without the approval of the Charter Amendment Proposal, the Sponsor may only be able to recover its investment in BWAQ by way of (i) BWAQ’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) BWAQ’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Charter relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if BWAQ has not completed an initial business combination by the Original Termination Date;

•        the fact that the Initial Shareholders, including Maxim, the Sponsor and BWAQ’s officers and directors, have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Charter Amendment Proposal.

•        the beneficial ownership by the Sponsor of an aggregate of the 2,280,000 Class B ordinary Shares held (the “Founder Shares”) and 378,480 Private Units (including the underlying securities), which would become worthless if the Company does not complete a business combination within the Prescribed Timeline, as the Sponsor has agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any Founder Shares in connection with a shareholder vote to approve a proposed initial business combination. The personal and financial interests of the Sponsor may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. The Sponsor paid an aggregate of approximately $24,782 for the Founders Shares and $3,784,800 for the Private Units;

•        the fact that each of Alfred “Trey” Hickey and Buhdy Sin Swee Bok hold 10,000 Founder Shares which would become worthless if BWAQ does not complete a business combination within the applicable time period, as the independent directors have waived any right to redemption with respect to these shares. and subject to the consent of the target entity, BWAQ has agreed to issue each of Alfred “Trey” Hickey and Buhdy Sin Swee Bok 20,000 Class A Ordinary Shares and Zhenyu Li 30,000 Class A Ordinary Shares in connection with our business combination, respectively, and in the event that we cannot obtain consent from the target company for such issuance, our Sponsor has agreed to transfer each of Alfred “Trey” Hickey and Buhdy Sin Swee Bok 20,000 Founder Shares and Zhenyu Li 30,000 Founder Shares upon the closing of the business combination, respectively.

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares held by them;

•        the fact that in order to meet the Company’s working capital needs following the consummation of the IPO, the Sponsor, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (the “Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the Company initial business combination, without interest, or, at the lender’s discretion, up to $1,600,000 of the notes (in addition to the extension loans and convertible notes thereunder, if any) may be converted upon consummation of the Company’s business combination into private units at a price of $10.00 per unit. If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. The Company’s shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of its initial Business Combination. If the Company does not complete a Business

Combination, the loans will not be repaid. In addition, as of the date hereof, the Company has issued two Extension Notes to the Sponsor, in the total amount of $1,114,324.00. The Sponsor has the right, but not the obligation, to convert the Extension Notes into the Extension Units.

•        the fact that Initial Shareholders will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of March 31, 2023, BWAQ had cash of $4,720 remaining outside of the Trust Account. Certain fees and expenses incurred by Initial Shareholders may continue to increase if the Charter Amendment Proposal is not approved and implemented;

•        the fact that the Initial Shareholders may be incentivized to complete a business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Initial Shareholders would lose their entire investment. As a result, the Initial Shareholders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of an initial business combination; and

•        the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify BWAQ to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which BWAQ has entered into an acquisition agreement or claims of any third party for services rendered or products sold to BWAQ, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, BWAQ’s Public Shareholders may demand that BWAQ redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $10.58 per share as of June 1, 2023, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, BWAQ will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption. However, BWAQ will not implement the Charter Amendment Proposal if BWAQ will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Amendment Redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, the Transfer Agent, in which you request that BWAQ redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)   tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of BWAQ that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on June 28, 2023. If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that BWAQ instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, BWAQ will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. BWAQ cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if BWAQ is not able to complete an initial business combination by July 2, 2023 (or up to April 2, 2024 if extended), BWAQ will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after July 2, 2023 (or up to April 2, 2024 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of July 2, 2023 (or up to April 2, 2024 if extended)(after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to BWAQ (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on July 2, 2023 (or up to April 2, 2024 if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,”

however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person, or represented by proxy, and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

The Board has unanimously approved the Charter Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On February 2, 2022, we consummated our initial public offering of 9,200,000 Units to our Public Shareholders and the sale of an aggregate of 424,480 Private Units to our Sponsor and Maxim. As a result, an aggregate amount of gross proceeds of $92,920,000 was placed in the Trust Account, with Continental acting as trustee. In connection with the February 2023 Extension, the Company deposited $920,000 into the Trust Account. On May 2, 2023, the Company held the May 2023 Meeting. In connection with the May 2023 Extension, the Company and Continental amended the Trust Agreement to extend the liquidation date to May 2, 2023, or up to February 2, 2024, if further extended, and amended the extension fee to be deposited into the Trust Account for each monthly extension as $0.0295 per remaining public share. In connection with the May 2023 Meeting, on or about May 2, 2023, $194,324 was deposited into the Trust Account. As of the Record Date, the assets held in the Trust Account include $69.80.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by BWAQ in connection with either a closing of an initial business combination or BWAQ’s inability to effect an initial business combination by May 2, 2023 (or up to February 2, 2024, if extended by the deposit of $0.0295 per public share into the Trust Account for each monthly extension).

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to extend the date on which Continental must commence liquidation of the Trust Account to February 2, 2023 (or up to April 2, 2024 if extended) and to change the extension fee made by the Company’s insiders into the Trust Account for each Monthly Extension as $0.03 per public share.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of BWAQ and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, BWAQ may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by BWAQ’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before July 2, 2023 (or up to February 2, 2024, if further extended), then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by BWAQ in connection with either a closing of an initial business combination or BWAQ’s inability to effect an initial business combination within the time frame specified in the Charter

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

Vote Required for Approval

Pursuant to the Trust Agreement, the Trust Amendment may be amended by a writing signed by each of the parties hereto with the prior written consent of Maxim. However, the Board deems it of the best interest of the Company that the approval of the Trust Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

The Board has unanimously approved the Trust Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

PROPOSAL NO. 3 — THE D&O Indemnity Escrow Release Proposal

Overview

On January 31, 2022, in connection with the Company’s IPO, the Company entered into the D&O Indemnity Escrow Agreement with Continental, acting as the escrow agent. The D&O Indemnity Escrow Agreement is to provide indemnification for, among the others, the Company’s officers and directors for any claims against them. Pursuant to the agreement, the Company has deposited $500,000 into the Escrow Account upon the closing of the IPO and $500,000 is payable one business day prior to the entry of a definitive agreement in connection with our initial business combination. The funds will be held in the Escrow Account until the earlier of (i) one year of the closing of our initial business combination; (ii) one year of our liquidation or windup in accordance with the Charter; and (iii) such date as may be approved by our shareholders in accordance with the Charter.

The escrow fund will be released by the escrow agent under joint instruction by us and our claim manager Andros Risk Services LLC, who would act pursuant to the claim coverage guidelines provided thereof, which, among others, include indemnification for (i) loss from any claims first made against the our directors, officers and risk manager for a Wrongful Act (as defined in D&O Indemnity Escrow Agreement) during the period from the effectiveness of IPO Prospectus until the earlier of (A) the closing of our initial business combination and (B) our liquidation or windup (the “Coverage Period”), loss or inquiry costs from any investigations of or Inquiry (as defined in escrow agreement) received by our directors, officers and risk manager during the Coverage Period; (ii) loss of us, the Sponsor, or our successor to indemnify our directors officers and risk manager for item (i) above; (iii) loss from any Securities Claim (as defined in the D&O Indemnity Escrow Agreement) first made against us during the Coverage Period for a Wrongful Act and our costs, charges, or expenses in seeking dismissal of any Derivative Suit (as defined in D&O Indemnity Escrow Agreement), subject to certain conditions, and the others as described in the Coverage Guidelines against us; and (iv) any costs incurred by us in connection with Security Holder Demand Investigation (as defined in the as defined in the D&O Indemnity Escrow Agreement) for a Wrongful Act and Books and Records Demand (as defined in the D&O Indemnity Escrow Agreement) first received by us during the Coverage Period.

Reasons for the D&O Indemnity Escrow Release Proposal

We propose to release the funds held in the Escrow Account pursuant to the D&O Indemnity Escrow Agreement earlier by July 2, 2023 or such later date prior to the Company’s initial business combination.

The purpose of the D&O Indemnity Escrow Release Proposal is to allow the Company to be more cost-efficient and flexible in providing reasonable coverage for its officers and directors and use cash prior to the completion of its initial business combination for other working capital purposes. On January 31, 2022, in connection with the Company’s IPO, the Company entered into the D&O Indemnity Escrow Agreement with Continental, acting as the escrow agent. The D&O Indemnity Escrow Agreement is to provide indemnification for, among the others, the Company’s officers and directors for any claims against them. Pursuant to the agreement, the Company has deposited $500,000 into the Escrow Account upon the closing of the IPO and $500,000 is payable one business day prior to the entry of a definitive agreement in connection with our initial business combination. The funds will be held in the Escrow Account until the earlier of (i) one year of the closing of our initial business combination; (ii) one year of our liquidation or windup in accordance with the Charter; and (iii) such date as may be approved by our shareholders in accordance with the Charter. As of the date hereof, the Company is searching for a target and has not entered into any definitive agreement in connection with a business combination.

The Company has obtained the written consent from each of the officers and directors with regard to the D&O Indemnity Escrow Release Proposal, provided that the Company purchases D&O insurance with reasonable coverage (the “Alternative D&O Insurance”). The Company has obtained the proposal of the Alternative D&O Insurance, and expect to purchase and effectuate the Alternative D&O Insurance on July 1, 2023, on condition that D&O Indemnity Escrow Release Proposal is approved by the shareholders at the Shareholder Meeting.

The proposed Alternative D&O Insurance will provide, among others, indemnifications for D&Os against Loss arising from a claim during the policy period for a wrongful act, for us against securities claims against us during the policy period for a wrongful act, pay for defense expenses for an interview or any investigation demand, subject to certain limitation, up to $1,000,000 subject to certain retentions, as applicable. The Company plans to purchase the Alternative D&O insurance from July 1, 2023 to June 30, 2024, the policy period.

Given the term and cost incurred maintaining the Escrow Account, the Board has determined that it is in the best interests of the Company’s shareholders to approve the D&O Indemnity Escrow Release Proposal to release the funds held in the Escrow Account to the Company on July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance, in order to allow the Company to be in a better cash position to maximize the usage of cash for other working capital purpose to have more flexibility to complete a business combination. If the D&O Indemnity Escrow Release Proposal is approved, the Company will purchase the Alternative D&O Insurance which is expected to become effective on July 1, 2023. Thereafter, the Company will instruct the escrow agent to release all the funds held in escrow and the D&O Indemnity Escrow Agreement will terminate upon the fully release of such funds accordingly.

Notwithstanding the foregoing, if the D&O Indemnity Escrow Release Proposal is not approved, the Company will need to deposit $500,000 into the Escrow Account one business day prior to the entry into a definitive agreement in connection with a business combination. As of March 31, 2023, the Company had cash outside the Trust Account of $4,720 available for working capital needs. All remaining cash is held in the Trust Account and is generally unavailable for the Company’s use, prior to an initial business combination, and is restricted for use either in a business combination or to redeem the Class A Ordinary Shares.

After careful consideration of all relevant factors, the Board has determined that the D&O Indemnity Escrow Release Proposal is in the best interests of BWAQ and its shareholders and recommends that you vote or give instruction to vote “FOR” the D&O Indemnity Escrow Release Proposal.

Consequences if the D&O Indemnity Escrow Release Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the D&O Indemnity Escrow Release Proposal, BWAQ may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the D&O Indemnity Escrow Release Proposal. If the Adjournment Proposal is not approved by BWAQ’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the D&O Indemnity Escrow Release Proposal.

If the D&O Indemnity Escrow Release Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, in addition to $500,000 that has been deposited into the Escrow Account upon the closing of the IPO, the Company has to deposit another $500,000 one business day prior to the entry of a definitive agreement in connection with its initial business combination. Such $1,000,000 will be held in the Escrow Account until the earlier of (i) one year of the closing of our initial business combination; (ii) one year of our liquidation or windup in accordance with the Charter; and (iii) such date as may be approved by our shareholders in accordance with the Charter.

As of March 31, 2023, the Company had cash outside the Trust Account of $4,720 available for working capital needs. All remaining cash is held in the Trust Account and is generally unavailable for the Company’s use, prior to an initial business combination, and is restricted for use either in a business combination or to redeem the Class A Ordinary Shares. In addition, the Company’s founders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of an initial business combination, without interest, or, at the lender’s discretion, up to $1,600,000 of the notes in addition to the extension loans and convertible notes thereunder, if any, may be converted upon consummation of the Company’s business combination into private units at a price of $10.00 per unit.

Vote Required for Approval

The approval of the D&O Indemnity Escrow Release Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The Board has unanimously approved the D&O Indemnity Escrow Release Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the D&O Indemnity Escrow Release Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE D&O INDEMNITY ESCROW RELEASE PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will request the chairman of the Shareholder Meeting (who has agreed to act accordingly) to adjourn the Shareholder Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the Shareholder Meeting to a later date (which he would otherwise have under the Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by BWAQ’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal or the D&O Indemnity Escrow Release Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
REDEEMING SHAREHOLDERS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights in connection with the Charter Amendment Proposal or in connection with the Company’s liquidation in the event the Charter Amendment Proposal is approved, and the expiration of public warrants in such event. This section applies only to Holders that hold their units or Public Shares and public warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and public warrant components of the unit, and the discussion below with respect to actual Holders of Public Shares and public warrants also should apply to holders of units (as the deemed owners of the underlying Public Shares and public warrants that constitute the units).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        our founders, sponsors, officers or directors or other holders of our Class B ordinary shares or private placement warrants or their affiliates;

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares or public warrants;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares or public warrants through such partnerships or pass-through entities;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of BWAQ’s shares (except as specifically provided below);

•        persons that acquired their Public Shares or public warrants pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their Public Shares or public warrants as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares or public warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares or public warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Charter Amendment Proposal.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is likely to be treated as a distribution of cash to such U.S. Holder in connection with the complete liquidation of the Company for U.S. federal income tax purposes. However, it is possible that such redemption could be treated as a separate redemption transaction not in connection with the complete liquidation of the Company for U.S. federal income tax purposes.

If the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is treated as a distribution to such U.S. Holder in complete liquidation of the Company, such distribution will be treated as a payment received in exchange for such Public Shares under Section 331 of the Code and taxable to the U.S. Holder as described below under the section entitled “— Redemption of Public Shares in Connection with the Company’s Liquidation” and “— Taxation of Redemption of Public Shares as a Sale of Public Shares.”

If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences to a U.S. Holder of Public Shares will instead depend on whether the non-liquidating redemption qualifies as a sale of Public Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the non-liquidating redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.” If the non-liquidating redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Corporate Distribution.”

Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of shares in the Company treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption (including any shares of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the shares of the Company outstanding both before and after the non-liquidating redemption. A non-liquidating redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the non-liquidating redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete redemption” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a non-liquidating redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares in the Company actually owned by the U.S. Holder, but also shares in the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the non-liquidating redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the non-liquidating redemption and less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any shares constructively owned by the U.S. Holder as a result of owning public warrants). The non-liquidating redemption of Public Shares will not be essentially equivalent to a dividend if the non-liquidating redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the non-liquidating redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then a non-liquidating redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Corporate Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares in the Company or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares in the Company constructively owned by it.

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption, including dispositions of the Company’s securities that occur in connection with its liquidation.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company shares may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Redemption of Public Shares in Connection with the Company’s Liquidation

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” a U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such a redemption to a U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.” U.S. Holders should consult with their tax advisors regarding any special reporting requirements that may be applicable.

Taxation of Redemption of Public Shares Treated as a Corporate Distribution

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “— Redemption of Public Shares,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.”

Taxation of Redemption of Public Shares Treated as a Sale of Public Shares

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Redemption of Public Shares,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the Public Shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the Public Shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because BWAQ is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, BWAQ believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

For a U.S. Holder whose Public Shares are redeemed (a “Redeeming U.S. Holder”), if we are determined to be a PFIC and the Redeeming U.S. Holder did not make either a timely QEF election with respect to its Public Shares for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election, in each case as described below, such Holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Public Shares during such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to BWAQ is contingent upon, among other things, the provision by BWAQ of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata Public Shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning Public Shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming

U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.

A Redeeming U.S. Holder that owns (or is deemed to own) Public Shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. U.S. HOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION AND/OR SELLING, TRANSFERRING OR OTHERWISE DISPOSING OF THEIR PUBLIC SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.

Expiration of a Public Warrant

If the Charter Amendment Proposal is approved, the public warrants, which do not become exercisable unless the Company completes an initial business combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who is not a U.S. Holder.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

A Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares generally will be treated in the same manner as a U.S. Holder for U.S. federal income tax purposes, as described above under “U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights.” However, notwithstanding such characterization, any Non-U.S. Holder who exercises its redemption rights generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption of all or a portion of its Public Shares unless the gain or dividends is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Redemption of Public Shares in Connection with the Company’s Liquidation

A Non-U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Non-U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.” Notwithstanding such characterization, any Non-U.S. Holder who exercises its redemption rights generally will not be subject to U.S. federal income tax on any gain recognized as a result of the redemption of its Public Shares unless the gain is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Expiration of a Public Warrant

If the Charter Amendment Proposal is approved, the public warrants, which do not become exercisable unless BWAQ completes an initial business combination, will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their public warrants.

Foreign Account Tax Compliance Act

Section 1471 through 1474 of the Code and the Treasury regulations and administrative guidance promulgated thereunder (commonly referred to as “FATCA”) generally impose withholding at a rate of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.

ALL NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Information Reporting and Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. THE COMPANY ONCE AGAIN URGES YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE CHARTER AMENDMENT PROPOSAL.

BUSINESS OF BWAQ AND CERTAIN INFORMATION ABOUT BWAQ

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on July 19, 2021. BWAQ was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

IPO and Private Placement

On February 2, 2022, we consummated the IPO of 9,200,000 Units, which included 1,200,000 Units issued upon the full exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A Ordinary Share, $0.0001 par value per share, one-half of one Warrant, each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and one Right, each one Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of our initial Business Combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $92,000,000.

On February 2, 2022, simultaneously with the consummation of the IPO, we completed Private Placement of 424,480 Private Units, including 378,480 Private Units to the Sponsor and 46,000 Private Units to Maxim, the sole underwriter of the IPO, respectively, at a purchase price of $10.00 per Private Unit, generating gross proceeds to us of $4,244,800.

The proceeds of $ 92,920,000 ($10.10 per Unit) in the aggregate from the IPO and the Private Placement, were placed in the Trust Account established for the benefit of our public shareholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

The April 2023 Meeting

On May 2, 2023, the Company held the May 2023 Meeting, where the shareholders of the Company approved the May 2023 Extension to amend the Company’s then existing amended and restated memorandum and articles of association to extend the date by which the Company must complete a business combination to May 2, 2023, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024. In connection with the May 2023 Extension, the Company and Continental amended the Trust Agreement to extend the liquidation date to May 2, 2023, or up to February 2, 2024, if further extended, and amended the extension fee to be deposited into the Trust Account for each monthly extension as $0.0295 per remaining public share (the “Current Monthly Extension Fee”).

As a result of the May 2023 Extension, 2,612,769 Class A Ordinary Shares were rendered for redemption, which represented approximately 28.40% of the total public shares at the time of the redemption, and approximately $27.41 million was released from the Trust Account to pay such redeeming shareholders. As a result of this redemption, as of the date hereof, there were 6,587,231 remaining public shares issued and outstanding and there is approximately $69.80 million remaining in the Trust Account as of the Record Date. As of the Record Date, there were 7,051,711 issued and outstanding Class A Ordinary Shares and 2,300,000 issued and outstanding Class B Ordinary Shares.

On or about May 2, 2023, $194,324 was deposited into the Trust Account, as a result of which, the Prescribed Timeline was extended from May 2, 2023 to June 2, 2023. The Company issued the Extension Notes to the Sponsor to evidence each payment for the February Extension Fee and May Extension Fee, respectively. The Sponsor has the right, but not the obligation, to convert the Extension Notes, in whole or in part, respectively, into the Extension Units. An additional monthly extension fee of $194,324 (the “June Extension Fee”) is expected to be deposited into the Trust Account by June 2, 2023 to extend the Prescribed Timeline from June 2, 2023 to July 2, 2023 which will be evidenced by another Extension Note.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of BWAQ’s Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of BWAQ’s Ordinary Shares, by:

•        each person known by BWAQ to be the beneficial owner of more than 5% of BWAQ’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•        each of BWAQ’s executive officers and directors that beneficially owns shares of BWAQ’s Ordinary Shares; and

•        all BWAQ’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 9,351,711Ordinary Shares, consisting of (i) 7,051,711 Class A Ordinary Shares, (ii) 2,300,000 Class B Ordinary Shares, issued and outstanding as of the date of this proxy statement, and (iii) the record of beneficial ownership as indicated in the statements filed with the SEC pursuant section 13(d) or 13(g) as of the date of this proxy statement. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by our Sponsor because these securities are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares
Officers and Directors
Liang Shi	—	—
Tianyong Yan	—	—
Weixiong (Jeff) Cheong	—	—
Alfred “Trey” Hickey	10,000	*
Buhdy Sin Swee Bok	10,000	*
Zhenyu Li	—	—
All officers and directors as a group (6 individuals)	20,000	*
5% Holders
Blue World Holdings Limited(2)(3)	2,658,480	28.43%
Hudson Bay Capital Management LP(4)	875,000	9.36%
Sander Gerber(4)	875,000	9.36%
Shaolin Capital Management LLC(5)	694,413	7.42%
Saba Capital Management, L.P.(6)	845,025	9.04%
Saba Capital Management GP, LLC(6)	845,025	9.04%
Boaz R. Weinstein(6)	845,025	9.04%
Glazer Capital, LLC(7)	866,787	9.27%
Paul J. Glazer(7)	866,787	9.27%

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of each of the following is c/o Blue World Acquisition Corporation, 244 Fifth Avenue, Suite B-88, New York, NY 10001.

(2)      Shares include Founder Shares, or Class B Ordinary Shares, that will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial Business Combination on a one-for-one basis, subject to certain adjustment.

(3)      Blue World Holdings Limited, a Hong Kong private company limited by shares, is the record holder of the insider shares reported herein. Our Sponsor is governed by a board of managers consisting of five members, Liang Shi, Fubin Shi, Hongyang Wang, Jianyong Xie, and Cunli Cheng. Each member has one vote, and the approval of a majority of the board is required to approve an action of our Sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no director of our Sponsor exercises voting or dispositive control over any of the securities held by our Sponsor, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(4)      According to a Schedule 13G filed on February 7, 2023, on behalf of Hudson Bay Capital Management LP and Sander Gerber. The business address of each of these shareholders is 28 Havemeyer Place, 2nd Floor, Greenwich, CT 06830.

(5)      According to a Schedule 13G filed on February 14, 2023, on behalf of Shaolin Capital Management LLC. The business address of each of these shareholders is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(6)      According to a Schedule 13G filed on February 14, 2023, on behalf of Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein. The business address of each of these shareholders is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)      According to a Schedule 13G filed on February 14, 2023, on behalf of Glazer Capital, LLC and Paul J. Glazer. The business address of each of these shareholders is 250 West 55th Street, Suite 30A, New York, New York 10019.

HOUSEHOLDING INFORMATION

Unless BWAQ has received contrary instructions, BWAQ may send a single copy of this proxy statement to any household at which two or more shareholders reside if BWAQ believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce BWAQ’s expenses. However, if shareholders prefer to receive multiple sets of BWAQ’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of BWAQ’s disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., UPTD’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

BWAQ files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on BWAQ at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of BWAQ upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact BWAQ in writing at 244 Fifth Avenue, Suite B-88, New York, NY 10001.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for BWAQ, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than June 21, 2023.

ANNEX A

Dated [•] 2023

Companies Act (Revised)

Company Limited by Shares

Blue World Acquisition Corporation

_________________________________________________________________

THIRD AMENDED & RESTATED memorandum of association

(Adopted by special resolution passed on [•] 2023)

_________________________________________________________________

Companies Act (Revised)

Company Limited by Shares

Third Amended and Restated Memorandum of Association

of

Blue World Acquisition Corporation

(Adopted by special resolution passed on [•] 2023)

1            The name of the Company is Blue World Acquisition Corporation.

2            The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3            The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4            The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5            Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)         the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)         insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)         the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6            Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7            The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8            The share capital of the Company is USD50,000 divided into 470,000,000 Class A Ordinary shares of par value USD0.0001 each, 20,000,000 Class B Ordinary shares of par value USD0.0001 each and 10,000,000 preference shares of par value USD0.0001. However, subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)         to redeem or repurchase any of its shares; and

(b)         to increase or reduce its capital; and

(c)         to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)          with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)         subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)         to alter any of those rights, privileges, conditions, limitations or restrictions.

9            The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited by Shares

Blue World Acquisition Corporation

THIRD AMENDED & RESTATED ARTICLES of association (Adopted by special resolution passed on [•] 2023)

CONTENTS

Annex A Page No
1	Definitions, interpretation and exclusion of Table A	A-1
	Definitions	A-1
	Interpretation	A-4
	Exclusion of Table A Articles	A-4
2	Shares	A-5
	Power to issue Shares and options, with or without special rights	A-5
	Power to issue fractions of a Share	A-6
	Power to pay commissions and brokerage fees	A-6
	Trusts not recognised	A-6
	Power to vary class rights	A-6
	Effect of new Share issue on existing class rights	A-7
	Capital contributions without issue of further Shares	A-7
	No bearer Shares or warrants	A-7
	Treasury Shares	A-7
	Rights attaching to Treasury Shares and related matters	A-7
3	Register of Members	A-7
4	Share certificates	A-8
	Issue of share certificates	A-8
	Renewal of lost or damaged share certificates	A-8
5	Lien on Shares	A-8
	Nature and scope of lien	A-8
	Company may sell Shares to satisfy lien	A-9
	Authority to execute instrument of transfer	A-9
	Consequences of sale of Shares to satisfy lien	A-9
	Application of proceeds of sale	A-9
6	Calls on Shares and forfeiture	A-9
	Power to make calls and effect of calls	A-9
	Time when call made	A-10
	Liability of joint holders	A-10
	Interest on unpaid calls	A-10
	Deemed calls	A-10
	Power to accept early payment	A-10
	Power to make different arrangements at time of issue of Shares	A-10
	Notice of default	A-10
	Forfeiture or surrender of Shares	A-11
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	A-11
	Effect of forfeiture or surrender on former Member	A-11
	Evidence of forfeiture or surrender	A-11
	Sale of forfeited or surrendered Shares	A-11
7	Transfer of Shares	A-12
	Form of transfer	A-12
	Power to refuse registration	A-12
	Power to suspend registration	A-12
	Company may retain instrument of transfer	A-12

Annex A-i

Annex A Page No
8	Transmission of Shares	A-12
	Persons entitled on death of a Member	A-12
	Registration of transfer of a Share following death or bankruptcy	A-12
	Indemnity	A-13
	Rights of person entitled to a Share following death or bankruptcy	A-13
9	Alteration of capital	A-13
	Increasing, consolidating, converting, dividing and cancelling share capital	A-13
	Dealing with fractions resulting from consolidation of Shares	A-13
	Reducing share capital	A-14
10	Redemption and purchase of own Shares	A-14
	Power to issue redeemable Shares and to purchase own Shares	A-14
	Power to pay for redemption or purchase in cash or in specie	A-14
	Effect of redemption or purchase of a Share	A-14
11	Meetings of Members	A-15
	Power to call meetings	A-15
	Content of notice	A-16
	Period of notice	A-16
	Persons entitled to receive notice	A-16
	Publication of notice on a website	A-16
	Time a website notice is deemed to be given	A-17
	Required duration of publication on a website	A-17
	Accidental omission to give notice or non-receipt of notice	A-17
12	Proceedings at meetings of Members	A-17
	Quorum	A-17
	Lack of quorum	A-17
	Use of technology	A-17
	Chairman	A-18
	Right of a director to attend and speak	A-18
	Adjournment	A-18
	Method of voting	A-18
	Taking of a poll	A-18
	Chairman’s casting vote	A-18
	Amendments to resolutions	A-18
	Written resolutions	A-19
	Sole-member company	A-19
13	Voting rights of Members	A-19
	Right to vote	A-19
	Rights of joint holders	A-20
	Representation of corporate Members	A-20
	Member with mental disorder	A-20
	Objections to admissibility of votes	A-20
	Form of proxy	A-21
	How and when proxy is to be delivered	A-21
	Voting by proxy	A-22
14	Number of directors	A-22

Annex A-ii

Annex A Page No
15	Appointment, disqualification and removal of directors	A-22
	No age limit	A-22
	Corporate directors	A-22
	No shareholding qualification	A-22
	Appointment and removal of directors	A-22
	Resignation of directors	A-23
	Termination of the office of director	A-23
16	Alternate directors	A-24
	Appointment and removal	A-24
	Notices	A-25
	Rights of alternate director	A-25
	Appointment ceases when the appointor ceases to be a director	A-25
	Status of alternate director	A-25
	Status of the director making the appointment	A-25
17	Powers of directors	A-25
	Powers of directors	A-25
	Appointments to office	A-25
	Remuneration	A-26
	Disclosure of information	A-26
18	Delegation of powers	A-27
	Power to delegate any of the directors’ powers to a committee	A-27
	Power to appoint an agent of the Company	A-27
	Power to appoint an attorney or authorised signatory of the Company	A-27
	Power to appoint a proxy	A-27
19	Meetings of directors	A-27
	Regulation of directors’ meetings	A-27
	Calling meetings	A-28
	Notice of meetings	A-28
	Period of notice	A-28
	Use of technology	A-28
	Place of meetings	A-28
	Quorum	A-28
	Voting	A-28
	Validity	A-28
	Recording of dissent	A-28
	Written resolutions	A-28
	Sole director’s minute	A-29
20	Permissible directors’ interests and disclosure	A-29
	Permissible interests subject to disclosure	A-29
	Notification of interests	A-29
	Voting where a director is interested in a matter	A-29
21	Minutes	A-30

Annex A-iii

Annex A Page No
22	Accounts and audit	A-30
	Accounting and other records	A-30
	No automatic right of inspection	A-30
	Sending of accounts and reports	A-30
	Time of receipt if documents are published on a website	A-30
	Validity despite accidental error in publication on website	A-30
	Audit	A-31
23	Financial year	A-31
24	Record dates	A-31
25	Dividends	A-32
	Declaration of dividends by Members	A-32
	Payment of interim dividends and declaration of final dividends by directors	A-32
	Apportionment of dividends	A-32
	Right of set off	A-32
	Power to pay other than in cash	A-33
	How payments may be made	A-33
	Dividends or other moneys not to bear interest in absence of special rights	A-33
	Dividends unable to be paid or unclaimed	A-33
26	Capitalisation of profits	A-34
	Capitalisation of profits or of any share premium account or capital redemption reserve	A-34
	Applying an amount for the benefit of members	A-34
27	Share premium account	A-34
	Directors to maintain share premium account	A-34
	Debits to share premium account	A-34
28	Seal	A-34
	Company seal	A-34
	Duplicate seal	A-34
	When and how seal is to be used	A-35
	If no seal is adopted or used	A-35
	Power to allow non-manual signatures and facsimile printing of seal	A-35
	Validity of execution	A-35
29	Indemnity	A-35
	Indemnity	A-35
	Release	A-36
	Insurance	A-36
30	Notices	A-36
	Form of notices	A-36
	Electronic communications	A-36
	Persons authorised to give notices	A-36
	Delivery of written notices	A-37
	Joint holders	A-37
	Signatures	A-37
	Evidence of transmission	A-37
	Giving notice to a deceased or bankrupt Member	A-37
	Date of giving notices	A-37
	Saving provision	A-38

Annex A-iv

Annex A Page No
31	Authentication of Electronic Records	A-38
	Application of Articles	A-38
	Authentication of documents sent by Members by Electronic means	A-38
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	A-38
	Manner of signing	A-38
	Saving provision	A-39
32	Transfer by way of continuation	A-39
33	Winding up	A-39
	Distribution of assets in specie	A-39
	No obligation to accept liability	A-39
	The directors are authorised to present a winding up petition	A-39
34	Amendment of Memorandum and Articles	A-40
	Power to change name or amend Memorandum	A-40
	Power to amend these Articles	A-40
35	Mergers and Consolidations	A-40
36	Class B Share Conversion	A-40
37	Business Combination	A-41
38	Certain Tax Filings	A-43
39	Business Opportunities	A-43
40	Exclusive Jurisdiction and Forum	A-44

Annex A-v

Companies Act (Revised)

Company Limited by Shares

Third Amended & Restated Articles of Association

of

Blue World Acquisition Corporation

(Adopted by special resolution passed on [•] 2023)

1            Definitions, interpretation and exclusion of Table A

Definitions

1.1         In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force.

Amendment has the meaning ascribed to it in Article 37.11.

Amendment Redemption Event has the meaning ascribed to it in Article 37.11.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Approved Amendment has the meaning ascribed to it in Article 37.11.

Articles means, as appropriate:

(a)         these articles of association as amended from time to time: or

(b)         two or more particular articles of these Articles;

and Article refers to a particular article of these Articles.

Audit Committee means the audit committee of the Company formed pursuant to Article 22.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

Automatic Redemption Event shall have the meaning given to it in Article 37.2.

Business Combination shall mean the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value.

Business Day means a day other than (a) a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City (b) a Saturday or (c) a Sunday.

Cayman Islands means the British Overseas Territory of the Cayman Islands.

Class A Share means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

Class B Share means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

Annex A-1

Class B Share Entitlement means the right of the Sponsor as holder of the Class B Shares (including on an as-converted basis) to 20 per cent. of all entitlements to income and capital arising in respect of all Shares in issue from time to time.

Clear Days, in relation to a period of notice, means that period excluding:

(a)         the day when the notice is given or deemed to be given; and

(b)         the day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means Nasdaq Capital Market or any other national securities exchange on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Equity-Linked Securities means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination.

Fully Paid and Paid Up:

(a)         in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)         in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Initial Shareholders means the Sponsor, the directors and officers of the Company or their respective affiliates who hold Shares prior to the IPO.

IPO means the initial public offering of units, consisting of Shares and warrants of the Company and rights to receive Shares of the Company.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the memorandum of association of the Company as amended from time to time.

Annex A-2

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 1,200,000 of the firm units (as described at Article 2.4) sold in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Per-Share Redemption Price means:

(a)         with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination (including interest not previously released to us, which shall be net of taxes payable, and less up to $50,000 interest to pay dissolution expenses) divided by the number of then outstanding Public Shares;

(b)         with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(c)         with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account (net of taxes payable), divided by the number of then outstanding Public Shares.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means the Class A Shares included in the units issued in the IPO (as described in Article 2.4).

Redemption Offer has the meaning ascribed to it in Article 37.5(b).

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Registration Statement has the meaning ascribed to it in Article 37.10.

Representative Shares means the Class A Ordinary Shares to be issued to the representative of the Underwriters at the closing of the IPO.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a Class A Share, Class B Share or a Preference Share in the share capital of the Company; and the expression:

(a)         includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)         where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act.

Sponsor means Blue World Holdings Limited, being the sole Member immediately prior to the consummation of the IPO.

Sponsor Group means the Sponsor and its respective affiliates, successors and assigns.

Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination.

Annex A-3

Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Tender Redemption Offer has the meaning ascribed to it in Article 37.5(a).

Termination Date has the meaning given to it in Article 37.2.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 2.16.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

1.2         In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)         A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)          any statutory modification, amendment or re-enactment; and

(ii)         any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised law of the Cayman Islands is taken to be a reference to the revision of that law in force from time to time as amended from time to time.

(b)         Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)         If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)         A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)         A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)          Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)         All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)         The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)          The words including, include and in particular or any similar expression are to be construed without limitation.

Exclusion of Table A Articles

1.3         The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

Annex A-4

2            Shares

Power to issue Shares and options, with or without special rights

2.1         Subject to the provisions of the Act and these Articles and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide, save that the directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion described at Article 36. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2         Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)         either at a premium or at par;

(b)         with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, the Company may not issue additional Shares that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any Business Combination.

2.3         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

2.4         The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the managing Underwriter determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

2.5         Each Share in the Company confers upon the Member:

(a)         subject to Article 34, the right to one vote at a meeting of the Members of the Company or on any resolution of Members;

(b)         the right to be redeemed on an Automatic Redemption Event in accordance with Article 37.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Article 37.5 or pursuant to an Amendment Redemption Event in accordance with Article 37.11;

(c)         a pro rata right in any dividend paid by the Company; and

(d)         subject to satisfaction of and compliance with Article 37, a pro rata right in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Article 37, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Shares that are not Public Shares.

Annex A-5

Power to issue fractions of a Share

2.6         Subject to the Act, the Company may, but shall not otherwise be obliged to, issue fractions of a Share of any class or round up or down fractional holdings of Shares to its nearest whole number. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.7         The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)         subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)         procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

2.8         The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.9         Except as required by Applicable Law:

(a)         the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)         no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

2.10       If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)         the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)         the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.11       For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)         the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)         any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

2.12       Notwithstanding Article 2.10, unless the proposed variation is for the purposes of approving, or in conjunction with, the consummation of a Business Combination, prior to the closing of a Business Combination but subject always to the limitations set out in Article 34 in respect of amendments to the Memorandum and Articles, the rights attached to the Shares as specified in Article 2.5 may only, whether or not the Company is being wound up, be varied by a Special Resolution, and any such variation that has to be approved under this Article shall also be subject to compliance with Article 37.11.

Annex A-6

Effect of new Share issue on existing class rights

2.13       Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

2.14       With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)         It shall be treated as if it were a share premium.

(b)         Unless the Member agrees otherwise:

(i)          if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)         if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)         It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

2.15       The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.16       Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)         the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)         the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.17       No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

2.18       The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)         the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)         a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

2.19       Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.20       Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

3     Register of Members

3.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

Annex A-7

3.2         The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

3.3         The title to Public Shares may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with Article 40B of the Act.

4            Share certificates

Issue of share certificates

4.1         A Member shall only be entitled to a share certificate if the directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the directors may determine. If the directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the directors may issue to any Member:

(a)         without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)         upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

4.2         Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

4.3         Every certificate shall bear legends required under the Applicable Laws.

4.4         The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

4.5         If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)         evidence;

(b)         indemnity;

(c)         payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)         payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

5            Lien on Shares

Nature and scope of lien

5.1         The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)         either alone or jointly with any other person, whether or not that other person is a Member; and

(b)         whether or not those moneys are presently payable.

5.2         At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Annex A-8

Company may sell Shares to satisfy lien

5.3         The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)         the sum in respect of which the lien exists is presently payable;

(b)         the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)         that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

5.4         The Shares may be sold in such manner as the directors determine.

5.5         To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

5.6         To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

5.7         On sale pursuant to the preceding Articles:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)         that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

5.8         The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)         if no certificate for the Shares was issued, at the date of the sale; or

(b)         if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

6            Calls on Shares and forfeiture

Power to make calls and effect of calls

6.1         Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

Annex A-9

6.2         Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

6.3         A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

6.4         A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

6.5         Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

6.6         If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)         at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)         if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

6.7         Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

6.8         The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

6.9         Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

6.10       If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)         the amount unpaid;

(b)         any interest which may have accrued; and

(c)         any expenses which have been incurred by the Company due to that person’s default.

6.11       The notice shall state the following:

(a)         the place where payment is to be made; and

(b)         a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Annex A-10

Forfeiture or surrender of Shares

6.12       If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

6.13       The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

6.14       A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

6.15       On forfeiture or surrender:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)         that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

6.16       Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)         all expenses; and

(b)         interest from the date of forfeiture or surrender until payment:

(i)          at the rate of which interest was payable on those moneys before forfeiture; or

(ii)         if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

6.17       A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)         that the person making the declaration is a director or Secretary of the Company, and

(b)         that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

6.18       Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

Annex A-11

7            Transfer of Shares

Form of transfer

7.1         Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the SEC, the Designated Stock Exchange and federal and state securities laws of the United States, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the directors, executed:

(a)         where the Shares are Fully Paid, by or on behalf of that Member; and

(b)         where the Shares are partly paid, by or on behalf of that Member and the transferee.

7.2         The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

7.3         If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 2.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

7.4         The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

7.5         The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

8            Transmission of Shares

Persons entitled on death of a Member

8.1         If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)         where the deceased Member was a joint holder, the survivor or survivors; and

(b)         where the deceased Member was a sole holder, that Member’s personal representative or representatives.

8.2         Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

8.3         A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)         to become the holder of the Share; or

(b)         to transfer the Share to another person.

8.4         That person must produce such evidence of his entitlement as the directors may properly require.

8.5         If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

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8.6         If the person elects to transfer the Share to another person then:

(a)         if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)         if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

8.7         All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

8.8         A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

8.9         A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

9            Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

9.1         To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)         increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)         consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)         convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)         sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)         (subject to Article 37) cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

9.2         Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)         sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)         distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

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Reducing share capital

9.3         Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

10          Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

10.1       Subject to the Act and Article 37, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may by its directors:

(a)         issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)         with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)         purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

10.2       With respect to redeeming or repurchasing the Shares:

(a)         Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.5;

(b)         Class B Shares held by the Sponsor shall, following consummation of the IPO, be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Shares will at all times represent 20% of the Company’s issued Shares after the IPO (excluding the Representative Shares); and

(c)         Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 37.5.

Power to pay for redemption or purchase in cash or in specie

10.3       When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 10.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

10.4       Upon the date of redemption or purchase of a Share:

(a)         the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)          the price for the Share; and

(ii)         any dividend declared in respect of the Share prior to the date of redemption or purchase;

Annex A-14

(b)         the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)         the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

10.5       For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 10.2(a), 10.2(b) and 10.2(c) above shall not require further approval of the Members.

11          Meetings of Members

Power to call meetings

11.1       To the extent required by the Designated Stock Exchange, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange) be obliged to, in each year hold any other general meeting.

11.2       The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

11.3       Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

11.4       All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

11.5       The directors may call a general meeting at any time.

11.6       If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

11.7       The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

11.8       The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

11.9       The requisition must also:

(a)         specify the purpose of the meeting.

(b)         be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)         be delivered in accordance with the notice provisions.

11.10     Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

11.11     Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

Annex A-15

11.12     Members seeking to bring business before the annual general meeting or to nominate candidates for election as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

11.13     Notice of a general meeting shall specify each of the following:

(a)         the place, the date and the hour of the meeting;

(b)         if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)         subject to paragraph (d), the general nature of the business to be transacted; and

(d)         if a resolution is proposed as a Special Resolution, the text of that resolution.

11.14     In each notice there shall appear with reasonable prominence the following statements:

(a)         that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)         that a proxyholder need not be a Member.

Period of notice

11.15     At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)         in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)         in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

11.16     Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)         the Members;

(b)         persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)         the directors.

Publication of notice on a website

11.17     Subject to the Act or the rules of the Designated Stock Exchange, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)         the publication of the notice on the website;

(b)         the place on the website where the notice may be accessed;

(c)         how it may be accessed; and

(d)         the place, date and time of the general meeting.

Annex A-16

11.18     If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

11.19     A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

11.20     Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

11.21     Proceedings at a meeting shall not be invalidated by the following:

(a)         an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)         non-receipt of notice of the meeting by any person entitled to notice.

11.22     In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)         in a different place on the website; or

(b)         for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

12          Proceedings at meetings of Members

Quorum

12.1       Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than a majority of the issued and outstanding Shares entitled to attend and vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

Lack of quorum

12.2       If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)         If the meeting was requisitioned by Members, it shall be cancelled.

(b)         In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

12.3       A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Annex A-17

Chairman

12.4       The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

12.5       If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

12.6       Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

12.7       The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

12.8       Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

12.9       A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

12.10     A poll demanded on the question of adjournment shall be taken immediately.

12.11     A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

12.12     The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

12.13     A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

12.14     If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

12.15     An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)         not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

Annex A-18

(b)         the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

12.16     A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)         the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)         the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

12.17     If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

12.18     Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)         all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)         all Members entitled so to vote :

(i)          sign a document; or

(ii)         sign several documents in the like form each signed by one or more of those Members; and

(c)         the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

12.19     If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

12.20     The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

12.21     If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

13          Voting rights of Members

Right to vote

13.1       Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

13.2       Members may vote in person or by proxy.

13.3       Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

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13.4       A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

13.5       No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

13.6       If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

13.7       Save where otherwise provided, a corporate Member must act by a duly authorised representative.

13.8       A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

13.9       The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

13.10     The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

13.11     Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

13.12     A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

13.13     If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

13.14     A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

13.15     For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

13.16     An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

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Form of proxy

13.17     An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

13.18     The instrument must be in writing and signed in one of the following ways:

(a)         by the Member; or

(b)         by the Member’s authorised attorney; or

(c)         if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

13.19     The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

13.20     A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

13.21     Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)         In the case of an instrument in writing, it must be left at or sent by post:

(i)          to the registered office of the Company; or

(ii)         to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)         If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)          in the notice convening the meeting; or

(ii)         in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)        in any invitation to appoint a proxy issued by the Company in relation to the meeting.

13.22     Where a poll is taken:

(a)         if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)         but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

13.23     If the form of appointment of proxy is not delivered on time, it is invalid.

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Voting by proxy

13.24     A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

14          Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and there shall be no maximum.

15          Appointment, disqualification and removal of directors

No age limit

15.1       There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

15.2       Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

15.3       Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

15.4       The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Immediately prior to the consummation of the IPO, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

15.5       Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a director or may by Ordinary Resolution of the holders of the Class B Shares remove any director. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Shares shall have no right to vote on the appointment or removal of any director.

15.6       Subject to Article 15.4 and 15.5, the Company may by Ordinary Resolution appoint any person to be a director.

15.7       Subject to death, resignation or removal, and with the exception of those directors appointed prior to the first annual general meeting of the Company, each director shall serve a term of office that will expire at the third succeeding annual general meeting after their appointment or election.

15.8       A director may be removed from office with or without cause by:

(a)         (following the consummation of the Business Combination but not at any time before) an Ordinary Resolution passed at a meeting of Members called for the purposes of removing the director or for purposes including the removal of the director; or

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(b)         subject to Article 15.4 and 15.5, a resolution of directors passed at a meeting of directors.

15.9       The directors shall have power at any time to appoint any person to be a director who:

(a)         is recommended as a director nominee by a majority of the Independent Directors; and

(b)         is willing to act as a director,

either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

15.10     Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)         where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)         if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)          the expression personal representatives of the last shareholder means:

(A)        until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)         after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)         without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

15.11     A remaining director may appoint a director even though there is not a quorum of directors.

15.12     No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

15.13     For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

15.14     A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

15.15     Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

15.16     A director’s office shall be terminated forthwith if:

(a)         he is prohibited by the law of the Cayman Islands from acting as a director; or

(b)         he is made bankrupt or makes an arrangement or composition with his creditors generally; or

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(c)         in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)         he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)         without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)          all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other directors.

16          Alternate directors

Appointment and removal

16.1       Until the consummation of a Business Combination, a director may not appoint an alternate. Following the consummation of a Business Combination, Articles 16.2 to 16.5 inclusive shall apply.

16.2       Subject to Article 16.1, any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 16.4(c)).

16.3       Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 16.4.

16.4       A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 16.2.

16.5       A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)         if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

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(d)         if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

16.6       All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

16.7       An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

16.8       For the avoidance of doubt:

(a)         if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)         if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

16.9       An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

16.10     An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

16.11     An alternate director shall carry out all functions of the director who made the appointment.

16.12     Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

16.13     An alternate director is not the agent of the director appointing him.

16.14     An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

16.15     A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

17          Powers of directors

Powers of directors

17.1       Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

17.2       No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

17.3       The directors may appoint a director:

(a)         as chairman of the board of directors;

(b)         as vice-chairman of the board of directors;

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(c)         as managing director;

(d)         to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

17.4       The appointee must consent in writing to holding that office.

17.5       Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

17.6       If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

17.7       Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)         as Secretary; and

(b)         to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

17.8       The Secretary or Officer must consent in writing to holding that office.

17.9       A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

17.10     The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

17.11     Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

17.12     Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

17.13     The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)         the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)         such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)         such disclosure is in accordance with any contract entered into by the Company; or

(d)         the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

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18          Delegation of powers

Power to delegate any of the directors’ powers to a committee

18.1       The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

18.2       The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

18.3       The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

18.4       Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

18.5       The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)         by causing the Company to enter into a power of attorney or agreement; or

(b)         in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

18.6       The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)         for any purpose;

(b)         with the powers, authorities and discretions;

(c)         for the period; and

(d)         subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

18.7       Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

18.8       Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

18.9       Articles 16.1 to 16.5 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

18.10     A proxy is an agent of the director appointing him and is not an officer of the Company.

19          Meetings of directors

Regulation of directors’ meetings

19.1       Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

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Calling meetings

19.2       Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

19.3       Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

19.4       At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

19.5       A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

19.6       A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

19.7       If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

19.8       The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

19.9       A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

19.10     Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

19.11     A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)         his dissent is entered in the minutes of the meeting; or

(b)         he has filed with the meeting before it is concluded signed dissent from that action; or

(c)         he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

19.12     The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

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19.13     Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

19.14     Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

19.15     Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

20          Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

20.1       Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

20.2       If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)         be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)         be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

20.3       Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

20.4       If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

20.5       For the purposes of the preceding Articles:

(a)         a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)         an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Voting where a director is interested in a matter

20.6       A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

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20.7       Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

21          Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

22          Accounts and audit

Accounting and other records

22.1       The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

22.2       Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

22.3       The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)         they are sent to that person in accordance with the notice provisions: or

(b)         they are published on a website providing that person is given separate notice of:

(i)          the fact that publication of the documents has been published on the website;

(ii)         the address of the website; and

(iii)        the place on the website where the documents may be accessed; and

(iv)        how they may be accessed.

22.4       If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

22.5       Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)         the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)         the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

22.6       If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)         those documents are, by accident, published in a different place on the website to the place notified; or

(b)         they are published for part only of the period from the date of notification until the conclusion of that meeting.

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Audit

22.7       The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

22.8       Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

22.9       If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

22.10     The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

22.11     If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

22.12     Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

22.13     Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

23          Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)         shall end on 30 June in the year of its incorporation and each following year; and

(b)         shall begin when it was incorporated and on 1 July each following year.

24          Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)         calling a general meeting;

(b)         declaring or paying a dividend;

(c)         making or issuing an allotment of Shares; or

(d)         conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

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25          Dividends

Declaration of dividends by Members

25.1       Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

25.2       The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

25.3       Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)         Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)         Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

25.4       In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)         If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)         The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)         If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

25.5       Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

25.6       The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Annex A-32

Power to pay other than in cash

25.7       If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)         issue fractional Shares;

(b)         fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)         vest some assets in trustees.

How payments may be made

25.8       A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)         if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose — by wire transfer to that bank account; or

(b)         by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

25.9       For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

25.10     If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)         to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)         to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

25.11     Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

25.12     Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

25.13     If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

25.14     A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

Annex A-33

26          Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

26.1       The directors may resolve to capitalise:

(a)         any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)         any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)         by paying up the amounts unpaid on that Member’s Shares;

(b)         by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

26.2       The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

26.3       Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

27          Share premium account

Directors to maintain share premium account

27.1       The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

27.2       The following amounts shall be debited to any share premium account:

(a)         on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)         any other amount paid out of a share premium account as permitted by the Act.

27.3       Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

28          Seal

Company seal

28.1       The Company may have a seal if the directors so determine.

Duplicate seal

28.2       Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

Annex A-34

When and how seal is to be used

28.3       A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)         by a director (or his alternate) and the Secretary; or

(b)         by a single director (or his alternate).

If no seal is adopted or used

28.4       If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)         by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)         by a single director (or his alternate); or

(c)         in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

28.5       The directors may determine that either or both of the following applies:

(a)         that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)         that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

28.6       If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

29          Indemnity

Indemnity

29.1       To the maximum extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)         all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)         without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

29.2       To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs.

Annex A-35

Release

29.3       To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

29.4       To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)         an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)          the Company;

(ii)         a company which is or was a subsidiary of the Company;

(iii)        a company in which the Company has or had an interest (whether direct or indirect); and

(b)         a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

30          Notices

Form of notices

30.1       Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)         in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)         subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)         where these Articles expressly permit, by the Company by means of a website.

Electronic communications

30.2       Without limitation to Articles 16.2 to 16.5 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 18.8 to 18.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)         the directors so resolve;

(b)         the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)         the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

30.3       A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

30.4       A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Annex A-36

Delivery of written notices

30.5       Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

30.6       Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

30.7       A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

30.8       An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

30.9       A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

30.10     A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

30.11     A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

30.12     Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

30.13     A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Cayman Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Cayman Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Annex A-37

Saving provision

30.14     None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

31          Authentication of Electronic Records

Application of Articles

31.1       Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 30.2 or Article 30.4 applies.

Authentication of documents sent by Members by Electronic means

31.2       An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 30.7 does not apply.

31.3       For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 30.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

31.4       An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 30.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

31.5       For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 30.7 applies.

Manner of signing

31.6       For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Annex A-38

Saving provision

31.7       A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)         believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)         believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)         otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

32          Transfer by way of continuation

32.1       The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)         the Cayman Islands; or

(b)         such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

32.2       To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)         an application be made to the Registrar of Companies to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)         all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

33          Winding up

Distribution of assets in specie

33.1       If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)         to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)         to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

33.2       No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

33.3       The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

Annex A-39

34          Amendment of Memorandum and Articles

Power to change name or amend Memorandum

34.1       Subject to the Act and Article 34.2, the Company may, by Special Resolution:

(a)         change its name; or

(b)         change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

34.2       Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part save that no amendment may be made to the Memorandum or Articles to amend:

(a)         Article 37 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Article 37.11; or

(b)         this Article 34.2 during the Target Business Acquisition Period.

35          Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

36          Class B Share Conversion

36.1       Save and except for the conversion rights referred to in this Article 36 and as otherwise set out in these Articles, subject to Article 2.10, the rights attaching to all Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters.

36.2       Class B Shares shall automatically convert into Class A Shares in such a ratio so as to give effect to the Class B Share Entitlement (the Conversion Ratio): (a) at any time and from time to time at the option of the holders thereof; and (b) automatically concurrently with or immediately following the closing of a Business Combination.

36.3       In order to give effect to the Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at the Conversion Ratio (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement units issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

36.4       Notwithstanding anything to the contrary contained herein, the Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in Article 2.10 hereof.

36.5       The Conversion Ratio shall also take into account any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification

Annex A-40

or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

36.6       Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

36.7       References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

36.8       Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than the Conversion Ratio.

37          Business Combination

37.1       Articles 37.1 to 37.11 shall terminate upon consummation of any Business Combination.

37.2       The Company shall consummate a Business Combination by July 2, 2023, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination by July 2, 2023, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to nine (9) times, each by an additional one (1) month (for a total of up to 9 months until April 2, 2024) to complete a Business Combination, subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by July 2, 2023 or (in the case of nine (9) valid extensions of an additional one (1) month) April 2, 2024 (such date, as applicable, being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

37.3       Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the directors, the directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

37.4       Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

Annex A-41

37.5

(a)         In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Article 37.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)         In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Article 37.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

(c)         In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 37.5(a) or 37.5(b) or an Amendment Redemption Event under Article 37.11 if such redemptions would cause the Company to have net tangible assets of less than US$5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination.

37.6       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

37.7       Prior to a Business Combination, the Company will not issue any securities (other than Public Shares) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

37.8       In the event the Company enters into a Business Combination with a company that is affiliated with the Sponsor or any of the directors or officers of the Company, the Company will obtain an opinion from an independent investment banking firm or independent accounting firm that such a Business Combination is fair to the holders of the Public Shares from a financial point of view.

Annex A-42

37.9       The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

37.10     Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter’s over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 37. Neither the Company nor any officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 37, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.

37.11     In the event the directors of the Company propose any amendment to Article 37 or to any of the other rights of the Shares as set out at Article 2.5 prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Article 37 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is duly approved by a Special Resolution of the Members (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such offer, whether or not such holders accept such offer.

37.12     Notwithstanding any of the other provisions of this Article 37, the Company shall not undertake its initial Business Combination with any entity that conducts a majority of its business or is headquartered in The People’s Republic of China (including Hong Kong and Macau).

38          Certain Tax Filings

38.1       Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

39          Business Opportunities

39.1       In recognition and anticipation of the facts that: (a) directors and Officers of the Company may serve as directors and/or officers of other entities which engage in the same or similar activities or related lines of business as those in which the Company engages; (b) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (c) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Sponsor Group and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its directors, Officers and Members in connection therewith.

Annex A-43

39.2       To the fullest extent permitted by Applicable Law, the directors and Officers of the Company, the Sponsor Group and the Sponsor Group Related Persons (each of the foregoing, a Relevant Person) shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either a Relevant Person, on the one hand, and the Company, on the other unless such opportunity is expressly offered to such Relevant Person solely in their capacity as a director or Officer of the Company, the opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue and to the extent such Relevant Person is permitted to refer that opportunity to us without violating another legal obligation. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, a Relevant Person shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, director and/or Officer of the Company solely by reason of the fact that such Relevant Person pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Relevant Person solely in their capacity as a director or Officer of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3       Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and a Relevant Person, about which a director and/or officer of the Company who is also a Relevant Person acquires knowledge.

39.4       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

40          Exclusive Jurisdiction and Forum

40.1       Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

(a)         any derivative action or proceeding brought on behalf of the Company;

(b)         any action asserting a claim of breach of any fiduciary or other duty owed by any current or former director, Officer or other employee of the Company to the Company or the Members;

(c)         any action asserting a claim arising pursuant to any provision of the Act, the Memorandum or the Articles; or

(d)         any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).

40.2       Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

Annex A-44

40.3       Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

40.4       This Article 40 shall not apply to any action or suits brought to enforce any liability or duty created by the U.S. Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Annex A-45

ANNEX B

TRUST AMENDMENT

[__], 2023

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [__], 2023, by and between Blue World Acquisition Corporation, a Cayman Islands company (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 31, 2022, as further amended on May 2, 2023, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $92,920,000 was placed in the Trust Account from the IPO and sale of private units in a private placement;

WHEREAS, on May 2, 2023, the Company held an extraordinary general meeting of the shareholders of the Company (the “May 2023 Meeting”), as of the result of which 2,612,769 Class A Ordinary Shares were rendered for redemption and approximately $27.41 million was released from the Trust Account to pay such redeeming shareholders.

WHEREAS, Section 1(k) of the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account and distribute the Property in the Trust Account after receipt of, and only in accordance with, a Termination Letter; or in the event that a Termination Letter has not been received by the Trustee by May 2, 2023 or, in the event that the Company extended the time to complete the Business Combination up to February 2, 2024 but has not completed the Business Combination by the relevant Applicable;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(k) of the Trust Agreement may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of Maxim;

WHEREAS, the Company obtained the consent from Maxim to approve this Amendment;

WHEREAS, the Company further obtained the approval of the holders of the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendments to Trust Agreement.

(a) The third recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, on May 2, 2023, the Company’s shareholders approved an extension of the deadline to consummate an initial Business Combination from November 2, 2023 to February 2, 2024. If a Business Combination is not consummated by May 2, 2023, the Company’s insiders may extend such period by nine one-month periods, up to a maximum of nine months in the aggregate, by depositing $0.0295 per public share not redeemed by the shareholders monthly on or prior to the 2nd day of each month, as applicable, for each one-month extension, in the Trust Account in exchange for which they will receive promissory notes; and

WHEREAS, on June 30, 2023, the Company’s shareholders approved an extension of the deadline to consummate an initial Business Combination from February 2, 2024 to April 2, 2024. If a Business Combination is not consummated by July 2, 2023, the Company’s insiders may extend such period by nine one-month periods, up to a maximum of nine months in the aggregate, by depositing the lesser of (i) $60,000 for all remaining public shares and (ii) $0.03 per public share not redeemed by the shareholders monthly on

Annex B-1

or prior to the 2nd day of each month (each, an “Applicable Deadline”), as applicable, for each one-month extension (each, an “Extension”), in the Trust Account in exchange for which they will receive promissory notes; and(b) Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(k) Commence liquidation of the Trust Account only after receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Maxim, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by July 2, 2023 or, in the event that the Company extended the time to complete the Business Combination up to April 2, 2024 but has not completed the Business Combination by the relevant Applicable Deadline (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

2.      Miscellaneous Provisions.

2.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.   Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

BLUE WORLD ACQUISITION CORPORATION
By:
Name:	Liang Shi
Title:	Chief Executive Officer
Continental Stock Transfer & Trust Company, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President

Annex B-3

BLUE WORLD ACQUISITION CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 30, 2023

The undersigned, revoking any previous proxies relating to these shares with respect to the Charter Amendment Proposal, the Trust Amendment Proposal, the D&O Indemnity Escrow Release Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated, in connection with the Extraordinary General Meeting to be held at 9:00 a.m., Eastern Time on June 30, 2023, at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th floor, New York, NY 10017 and virtually via teleconference using the following dial-in information +1 813-308-9980 (Access Code: 173547), for the sole purpose of considering and voting upon the following proposals, and hereby appoints Liang Shi the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Blue World Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — Charter Amendment Proposal: To approve by way of a special resolution that, the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until May 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to February 2, 2024, be deleted in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association of the Company which provides that the Company has until July 2, 2023 to complete a business combination, and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to April 2, 2024.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Trust Amendment Proposal — To approve by way of a special resolution that the Investment Management Trust Agreement, dated January 31, 2022, further amended on May 2, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the liquidation date from May 2, 2023 to July 2, 2023, or, if further extended by up to nine one-month extensions (the “Monthly Extension”), up to April 2, 2024, as applicable.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3 — D&O Indemnity Escrow Release Proposal — To approve by way of an ordinary resolution, the funds held in the escrow account (the “Escrow Account”) pursuant to the D&O Reserve Fund Escrow Agreement, dated January 31, 2022, by and between the Company and Continental, be released on July 2, 2023 or such a later date immediately following the purchase of an Alternative D&O Insurance.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn Extraordinary General Meeting to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

For	Withheld
☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting    ☐ YES             ☐ NO

Signature of Shareholder:	______________________________
Date:	______________________________
Name shares held in (Please print):	Account Number (if any):
____________________________	____________________________

No. of Shares Entitled to Vote:	Share Certificate Number(s):
____________________________	____________________________
Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	_________________________________________________________
_________________________________________________________

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1,  2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE